             As filed with the Securities and Exchange Commission
                             on November 19, 1998
                      Registration No. 33-54126; 811-7332

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                        Post-Effective Amendment No. 18           [X]

                                      And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                               Amendment No. 22             [X]

                       (Check appropriate box or boxes)

                           ________________________

                             MASTERWORKS FUNDS INC.
                          (formerly, Stagecoach Inc.)

               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant          [ ] on _________ pursuant
    to Rule 485(b), or                            to Rule 485(b)

[X] 60 days after filing pursuant             [ ] on _________ pursuant
    to Rule 485(a)(1), or                         to Rule 485(a)(1)

[ ] 75 days after filing pursuant             [ ] on ___________pursuant
    to Rule 485(a)(2), or                         to Rule 485(a)(2)


If appropriate, check  the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment to the Registrant's Registration Statement has been executed by Master Investment Portfolio (a registered investment company with separate series in which certain of the Registrant's series invest substantially all of their assets) and its trustees and principal officer.

                                EXPLANATORY NOTE
                                ----------------

       This Post-Effective Amendment No. 18 (the "Amendment") to the Registration Statement of MasterWorks Funds Inc. (the "Company") is being filed to add to the Company's Registration Statement new Class R shares for the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and Asset Allocation Funds.

                             Cross Reference Sheet
                             ---------------------

                               MONEY MARKET FUND
                               -----------------


Form N-1A Item Number
---------------------

Part A      Prospectus Captions
------      -------------------

 1          Cover Page
 2          Prospectus Summary;  Summary of Fund Expenses
 3          Financial Highlights
 4          The Fund
            Management of the Fund
            General Information
            Appendix - Additional Investment Policies
 5          Prospectus Summary
            Management of the Fund
 6          Management of the Fund
            Dividends and Distributions
            Taxes
            General Information
 7          How to Buy Shares
            Exchange Privilege
            Share Value
 8          How to Redeem Shares
 9          Not Applicable

Part B      Statement of Additional Information Captions
------      --------------------------------------------

10          Cover Page
11          Table of Contents
12          General Information
            Other
13          Investment Restrictions
            Additional Permitted Investment Activities
            Appendix
14          Management
15          Management
16          Management
            Independent Auditors
            Counsel
17          Portfolio Transactions
18          Capital Stock
19          Determination of Net Asset Value
            Purchase and Redemption of Shares
20          Taxes
21          Management
22          Performance Information
23          Financial Information

Part C      General Information
------      -------------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Prospectus contains information about Class R shares of five of the Company's funds -- the LIFEPATH FUNDS (collectively, the "Funds" or the "LifePath Funds").

  Please read this Prospectus before investing and retain it for future reference. It sets forth concisely the information about the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated January 18, 1999 describing the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by calling the Company at 1-888-204-3956 or by writing the Company at the address printed on the back of the Prospectus. The SAI and other Fund information is also available on the SEC's Website (http://www.sec.gov).

                            ----------------------

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMIS-SION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BARCLAYS GLOBAL INVESTORS, N.A., INVESTORS BANK & TRUST, CO. OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                            MASTERWORKS FUNDS INC.

                              LIFEPATH 2000 FUND
                              LIFEPATH 2010 FUND
                              LIFEPATH 2020 FUND
                              LIFEPATH 2030 FUND
                              LIFEPATH 2040 FUND

                                CLASS R SHARES

HOW THE FUNDS WORK

The five LifePath Funds represent a family of funds with different strategies for investing toward future goals. The numbers in the Funds' names are target dates; the nearer its target date the more conservatively each Fund invests. Over time, each LifePath Fund generally will reduce its investment in stocks and increase its investment in bonds and money market instruments.

                                  PROSPECTUS

                               JANUARY 18, 1999

  Each Fund invests all of its assets in a separate series (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, management investment company. Each Fund has the same investment objective as the corre-sponding Master Portfolio and each Fund's investment experience corresponds directly with the relevant Master Portfolio's investment experience. Refer-ences to the investments, investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolio. Interests in a Master Portfolio may be purchased only by investment companies or accred-ited investors.

  Each LifePath Fund invests in a wide range of U.S. and foreign equity and debt securities and money market instruments. Investors are encouraged to se-lect a particular LifePath Fund based on the decade of their anticipated re-tirement or when they anticipate beginning to withdraw substantial portions of their investment.

  . LIFEPATH 2000 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  . LIFEPATH 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  . LIFEPATH 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  . LIFEPATH 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  . LIFEPATH 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  Shares of each Fund are sold to qualified investors without a sales charge. Investors can invest, reinvest or redeem Fund Shares at any time without charge or penalty imposed by the Fund.

                            ----------------------

BARCLAYS  GLOBAL FUND  ADVISORS SERVES  AS  INVESTMENT ADVISER  TO THE  MASTER
 PORTFOLIOS. BARCLAYS GLOBAL FUND ADVISORS AND ITS AFFILIATES PROVIDE OTHER SERVICES TO THE FUNDS AND MASTER PORTFOLIOS FOR WHICH THEY MAY BE COMPEN-
  SATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH THE ADVISER OR ANY AF-FILIATE THEREOF, SERVES AS THE COMPANY'S CO-ADMINISTRATOR AND AS DISTRIB-
   UTOR OF EACH FUND'S SHARES.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
Prospectus Summary.....................................................     1
Summary of Fund Expenses...............................................     6
Description of the Funds...............................................    11
Management of the Funds................................................    21
How to Buy Shares......................................................    24
How to Redeem Shares...................................................    28
Exchange Privilege.....................................................    32
Share Value............................................................    33
Dividends and Distributions............................................    33
Taxes..................................................................    34
General Information....................................................    35
                                                                        APPENDIX
                                                                        --------
Additional Investment Policies.........................................   A-1

                              PROSPECTUS SUMMARY

  The following summary provides investors with basic information about the Funds. For more information, please refer specifically to the identified Pro-spectus sections and generally to the Prospectus and SAI.

Q.  WHO CAN INVEST IN THE FUNDS?

A. Shares of the Funds are offered primarily to a select group of investors. These include:

  . Participants in employee benefit plans ("Benefit Plans"), including re-tirement plans, who have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in Fund shares, and individuals who invest pursuant to an agreement be-tween a Benefit Plan and a Shareholder Servicing Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Shareholder Servicing Agent, or who have estab-lished a tax-deferred retirement plan with a Shareholder Servicing Agent.

  . Investors who have an account arrangement with one of the Company's Shareholder Servicing Agents that permits investments in Fund shares.


    See "How To Buy Shares."

Q.  WHAT ARE SOME OF THE KEY FEATURES OF THE FUNDS?

A. Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons. The LifePath Funds follow an asset allocation strategy among three broad in-vestment classes: equity and debt securities of domestic and foreign is-suers and cash in the form of money market instruments.

    The Funds contain both "strategic" and "tactical" components. The strategic component evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The tactical component addresses short-term market conditions.

    See "Description of the Funds -- Management Policies."

Q.  WHAT HAPPENS TO THE LIFEPATH 2000 FUND WHEN IT REACHES ITS TARGET DATE?

A. The LifePath 2000 Fund will not terminate when it reaches its target date on the first day of the year 2000. Instead, the Fund will enter its "retirement phase" during which it will seek to maximize assets consistent with the risk that an average investor in retirement may be willing to accept. The Fund will continue to follow an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining LifePath Funds with target dates, during its retirement phase a LifePath Fund will no longer reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in debt securities and some cash. In the same manner as all LifePath Funds, a Fund in its retirement phase will continue to employ a tactical asset allocation component, which will alter the investment mix to account for changing expected risks and opportunities. When other LifePath Funds reach their target date, it is expected that they will be combined with the retirement phase Fund under the same investment strategy.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS?

A. Investments in the Funds are not bank deposits or obligations of Barclays Global Fund Advisors ("BGFA") or BGI and are not insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in the Funds are not insured or guaranteed against loss of principal. When the value of the portfolio securities in which the Funds invest declines, so does the value of Fund shares. Therefore, investors should be prepared to accept some risk with the money invested in the Funds.

    The portfolio equity securities held by each Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.

    The portfolio debt instruments held by the Funds are subject to credit risk and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of certain debt instruments in which the Funds may invest. The value of the Funds' debt instruments generally changes inversely to changes in market interest rates.

    Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obliga-tions with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable-rate or floating-rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

    The Funds also may engage in certain futures contract transactions which have other risks associated with them. As with all mutual funds, there can be no assurance that the Funds will achieve their respective investment objectives.

    See "Description of the Funds -- Risk Considerations" and "Appendix -- Additional Investment Policies."

Q.  HOW DO I INVEST IN THE FUNDS?

A. Shares of the Funds can be purchased by establishing an account arrange-ment with a designated Shareholder Servicing Agent. Shares may be pur-chased at net asset value on any day the Funds are open for business (a "Business Day"). The Funds are open for business Monday through Friday and are closed on standard New York Stock Exchange ("NYSE") holidays.

    To invest in the Funds contact a Shareholder Servicing Agent to receive information and an Account Application. An Account Application must be completed and signed to open an account.

    See "How to Buy Shares."

Q.  WHO MANAGES MY INVESTMENTS?

A. BGFA, as the investment adviser to the Master Portfolios, manages the in-vestments of each Master Portfolio. The Company has not retained the serv-ices of a separate investment adviser for the Funds because each Fund in-vests all of its assets in the corresponding Master Portfolio. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets.

    See "Management of the Funds."

Q.  WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds which charge sales loads or other trans-action fees, the Funds do not impose shareholder transaction fees on the purchase, redemption or exchange of their shares. Shareholder Servicing Agents, in accordance with the terms of their customer account arrange-ments, may charge additional fees for maintaining customer accounts.

    See "Management of the Funds."

Q.  HOW ARE THE FUNDS' INVESTMENTS VALUED?

A. The price per share or "net asset value" ("NAV") of each Fund is based on the net asset value of interests in the corresponding Master Portfolio. The net asset value of interests in a Master Portfolio is based on the to-tal value of the portfolio securities owned by the Master Portfolio (plus cash and other assets net of liabilities) and the number of outstanding interests in the Master Portfolio. A new net asset value for each Fund and Master Portfolio is calculated on each Business Day.

    See "Share Value."

Q.  DO THE FUNDS PAY DIVIDENDS?

A. Each Fund intends to pay quarterly dividends consisting of substantially all of its net investment income and annual distributions consisting of substantially all of its net realized capital gains. All divi-dends and distributions attributable to Class R shares are automatically reinvested at NAV in Class R shares of the Fund paying the dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by the investor.

    See "Dividends and Distributions."

Q.  ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables an investor to exchange Class R shares for Class R shares of another fund offered by the Company provided such shares are offered for sale in the investor's state of residence.

    See "Exchange Privilege."

Q.  HOW DO I REDEEM SHARES?

A. Shares of the Funds may be redeemed at NAV without the imposition of a sales charge or redemption fee on any Business Day by letter or by tele-phone (provided you have completed the "Redemption by Telephone" portion of your account application). For more information contact Stephens Inc. ("Stephens") or your Shareholder Servicing Agent.

    See "How to Redeem Shares."

                           SUMMARY OF FUND EXPENSES

                        ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)

                                   LIFEPATH LIFEPATH LIFEPATH LIFEPATH LIFEPATH
                                     2000     2010     2020     2030     2040
                                     FUND     FUND     FUND     FUND     FUND
                                   -------- -------- -------- -------- --------
Management Fees/1/................  0.55%    0.55%    0.55%    0.55%    0.55%
Co-Administration Fees............  0.40%    0.40%    0.40%    0.40%    0.40%
12b-1 Fees........................  0.25%    0.25%    0.25%    0.25%    0.25%
                                    ----     ----     ----     ----     ----
TOTAL FUND OPERATING EXPENSES.....  1.20%    1.20%    1.20%    1.20%    1.20%

-----------

/1/A portion of these fees is covered by a "defensive" Rule 12b-1 Plan of Dis-tribution that does not result in additional expenses to the Funds or Mas-ter Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)

EXAMPLE OF EXPENSES

  An investor would pay the following expenses on a $1,000 investment in Class R shares of a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
LifePath 2000 Fund..............................  $       $       $       $
LifePath 2010 Fund..............................  $       $       $       $
LifePath 2020 Fund..............................  $       $       $       $
LifePath 2030 Fund..............................  $       $       $       $
LifePath 2040 Fund..............................  $       $       $       $

-------------------------------------------------------------------------------

  THE AMOUNTS LISTED IN THE EXAMPLE REPRESENT A HYPOTHETICAL ILLUSTRATION OF THE EXPENSES ASSOCIATED WITH A $1,000 INVESTMENT OVER STATED PERIODS, BASED ON THE EXPENSES IN THE ABOVE TABLE AND AN ASSUMED ANNUAL RATE OF RETURN OF 5%. THIS ANNUAL RATE OF RETURN SHOULD NOT BE CONSIDERED AN INDICATION OF ACTUAL OR EXPECTED PERFORMANCE OF A FUND NOR A REPRESENTATION OF PAST OR FUTURE EX-PENSES; ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.
-------------------------------------------------------------------------------

EXPLANATION OF TABLES

  The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses borne by a Fund and a Master

Portfolio. The fee table reflects expenses at both the Fund and Master Portfo-lio levels. The tables do not reflect any charges that may be imposed by shareholder servicing agents or selling agents, including BGI, directly on customer accounts in connection with an investment in a Fund. Long-term share-holders of the Funds could pay more in sales charges than the economic equiva-lent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

  Annual Fund Operating Expenses are based on contract amounts and reflect expenses currently payable by the Funds. BGFA, BGI and Stephens at their sole discretion may waive or reimburse all or a por-tion of their respective fees charged to, or expenses paid by, a Fund or Mas-ter Portfolio. Any waivers or reimbursements would reduce a Fund's or Master Portfolio's total expenses and accordingly, have a favorable impact on its performance. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management of the Funds."

  With regard to the combined fees and expenses of the Funds and Master Port-folios, the Company's Board of Directors has considered whether the various costs and benefits of investing each Fund's assets in the corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of a Fund and its corresponding Master Portfolio will be less than or approximately equal to the expenses such Fund would incur if it directly acquired and man-aged the type of securities held by its corresponding Master Portfolio. The Company's Board of Directors believes that if other investors invest their as-sets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios. For example, fixed expenses that other-wise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved.

  Other mutual funds and accredited investors may invest in the Master Portfo-lios. The expenses and, accordingly, the investment returns of such other mu-tual funds may differ from those of the Funds. Information about other invest-ment options in the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691.

                           DESCRIPTION OF THE FUNDS

GENERAL

  Each LifePath Fund invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as the Fund. For simplicity, refer-ences to the investments and investment policies and risks of the Funds, un-less otherwise indicated, should be understood as references to the invest-ments and investment policies and risks of the Master Portfolios.

INVESTMENT OBJECTIVES

  Each LifePath Fund seeks to provide long-term investors with an asset allo-cation strategy designed to maximize assets for retirement or for other pur-poses consistent with the quantitatively measured risk that investors, on av-erage, may be willing to accept given their investment time horizons. Specifi-cally:

  . LifePath 2000 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  . LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  . LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  . LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  . LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  The differences in objectives and policies among the Master Portfolios de-termine the types of portfolio securities in which each Master Portfolio in-vests and can be expected to affect the degree of risk to which each Master Portfolio and, therefore, the corresponding Fund, is subject and the perfor-mance of each Master Portfolio and Fund.

ABOUT THE FUNDS

  Investors are encouraged to invest in a particular LifePath Fund based on the decade of anticipated retirement or when such investors anticipate begin-ning to withdraw substantial portions of their account. For example, the LifePath 2000 Fund is designed for investors in their 50s and 60s who plan to retire (or begin to withdraw substantial portions of their investment) in ap-proximately 2000; the LifePath 2010 Fund is designed for investors in their 40s and 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making an investment deci-sion, investors should evaluate their individual risk profile, recognizing, for example, that the LifePath 2040 Fund is designed for investors with a high tolerance for risk while the LifePath 2000 Fund is designed for investors with a low tolerance for risk. The LifePath Funds were the first mutual funds of their kind to offer a flexible investment strategy designed to change over specific time horizons.

  The LifePath Funds follow an asset allocation strategy among three broad in-vestment classes: equity securities and debt instruments of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Fund invests varying percentages of its portfolio in equity securi-ties, debt instruments and money market instruments. The later-dated Funds tend to be more heavily invested in equity securities and generally bear more risk than the earlier-dated Funds. The later-dated Funds generally have an ex-pectation of greater total return. The investment class weightings of the LifePath 2040 Fund at a given time might be 100%, 0% and 0% among equity secu-rities, debt securities and cash, respectively, while the weightings of the LifePath 2000 Fund might be 25%, 50% and 25%, respectively. These weightings will change periodically. The difference in the investment class weightings is based on the statistically determined risk that investors, on average, may be willing to accept given their investment time horizons in an effort to maxi-mize assets in anticipation of retirement or for other purposes. As each LifePath Fund approaches its designated time horizon, it generally is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age.

  As of June 1, 1998, asset allocations in the LifePath Funds were approxi-mately as follows:


                                    LIFEPATH LIFEPATH LIFEPATH LIFEPATH LIFEPATH
                                      2000     2010     2020     2030     2040
                                    -------- -------- -------- -------- --------
  Equity Securities
   Domestic........................  16.84%   36.74%   54.05%   65.13%   79.53%
   International...................   5.26%    9.92%   14.45%   19.00%   19.76%
  Debt Securities..................  54.73%   44.51%   26.84%   13.36%    0.00%
  Cash.............................  23.17%    8.83%    4.66%    2.51%    0.71%


  The relative weightings for each LifePath Master Portfolio of the various investment classes are expected to change over time, with the LifePath 2040 Master Portfolio adopting in the 2030s characteristics similar to the LifePath 2000 Master Portfolio today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

MANAGEMENT POLICIES

  The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on aver-age, may be willing to accept given their investment time horizons. The stra-tegic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term mar-ket conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of vari-ous asset classes.

  The LifePath Funds may invest in a wide range of U.S. and foreign invest-ments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the LifePath Funds, BGFA employs a pro-prietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt mar-kets and the Funds invest to create market exposure by purchasing representa-tive samples of the indices in an attempt to replicate their performance.

  The Model has broad latitude to allocate the Funds' investments among equity securities, debt securities and money market instruments. The LifePath Funds are not managed as balanced portfolios and are not required to maintain a por-tion of their investments in each of the permitted investment categories at all times. Until a LifePath Fund attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Fund ap-proaches this minimum asset level, the Model will add investment categories from among those identified below, thereby approaching the desired investment mix over time. The portfolio of investments of each LifePath Fund is compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Fund's investment performance.

  BGFA manages other portfolios that also invest in accordance with the Mod-el. The performance of each of those other portfolios is likely to vary from the performance of LifePath Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various port-folios, timing differences in the implementation of the Model's recommenda-tions and differences in expenses and liquidity requirements. The overall man-agement of each LifePath Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions re-lating to the Model are made by BGFA's investment committee.

  EQUITY SECURITIES -- The LifePath Funds seek U.S. equity market exposure through investment in securities representative of the following indices of common stocks:

  . The S&P/BARRA Value Stock Index (consisting of primarily large-capital-ization U.S. stocks with lower-than-average price/book ratios).

  . The S&P/BARRA Growth Stock Index (consisting of primarily large-capital-ization U.S. stocks with higher-than-average price/book ratios).

  . The Intermediate Capitalization Value Stock Index (consisting of primar-ily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

  . The Intermediate Capitalization Growth Stock Index (consisting of pri-marily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

  . The Intermediate Capitalization Utility Stock Index (consisting of pri-marily medium-capitalization U.S. utility stocks).

  . The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

  . The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ra-
    tios).

  . The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ra-
    tios).

  The LifePath Funds seek foreign equity market exposure through investment in foreign equity securities, American Depositary Receipts or European Depositary Receipts of issuers whose securities are representative of the following indi-ces of foreign equity securities:

  . The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

  . The Morgan Stanley Capital International Europe, Australia, Far East In-dex (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capital-ization foreign stocks, excluding Japanese stocks).

  The LifePath Funds also may seek U.S. and foreign equity market exposure through investment in equity securities of U.S. and foreign issuers that are not included in the indices listed above.

  DEBT SECURITIES -- The LifePath Funds seek U.S. debt market exposure through investment in securities representative of the following indices of U.S. debt securities:

  . The Lehman Brothers Long-Term Government Bond Index (consisting of all
    U.S. Government bonds with maturities of at least ten years).

  . The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

  . The Lehman Brothers Long-Term Corporate Bond Index (consisting of all
    U.S. investment-grade corporate bonds with maturities of at least ten years).

  . The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

  . The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mort-gage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

  The LifePath Funds seek foreign debt market exposure through investment in securities representative of the following index of foreign debt securities:

  . The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

  Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a LifePath Fund invests must be rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"), or "BBB" by Standard & Poor's Corporation ("S&P"), Fitch Invest-ors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by BGFA in accordance with procedures ap-proved by MIP's Board of Trustees. See "Risk Considerations" below.

  MONEY MARKET INSTRUMENTS -- The money market instrument portion of the port-folio of each Fund generally is invested in high-quality money market instru-ments, including U.S. Government obligations, obligations of domestic and for-eign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix -- Additional Investment Policies" below for a more complete de-scription of the money market instruments in which each Master Portfolio may invest.

RISK CONSIDERATIONS

 General

  Since the investment characteristics and, therefore, investment risks di-rectly associated with each LifePath Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfo-lios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio.

  The net asset value per share of each LifePath Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

 Equity Securities

  The stock investments of the LifePath Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock mar-ket tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guar-antee that these performance levels will continue.

 Debt Securities

  The debt instruments in which the LifePath Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of prin-cipal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes in-versely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capi-tal appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

  Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

 Foreign Securities

  The LifePath Funds may invest in debt obligations and equity securities of foreign issuers and may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. Investing in the secu-rities of issuers in any foreign country, including through ADRs and EDRs, in-volves special risks and considerations not typically associated with invest-ing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regu-lations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securi-ties often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

 Other Investment Considerations

  Because the Funds may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., broker-age commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of a Fund's assets are invested in long-term bonds, the Fund's exposure to inter-est-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

  Each LifePath Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered de-rivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indi-ces or rates. Certain of the floating- and variable-rate instruments that each Fund may purchase may also be considered derivatives. Each Fund may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A Fund may not use derivatives to create leverage without establishing adequate "cover" in com-pliance with SEC leverage rules.

  Asset allocation and modeling strategies are employed by BGFA for other in-vestment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Fund or the price paid or received by such Fund.

 Year 2000

  Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the smooth functioning of computer systems. Any failure to adapt these systems in time could hamper a Fund's operations and services. The Funds' principal serv-ice providers have advised the Funds that they are working on necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations, the companies or en-tities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

PERFORMANCE

  For purposes of advertising, performance of the LifePath Funds may be calcu-lated on the basis of average annual total return and/or cumulative total re-turn of a class of shares. Average annual total return of a class of shares is calculated pursuant to a standardized formula which assumes that an investment in that class of shares was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period.
The return of a class of shares is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment in such shares at the end of the period. Advertisements of the performance of a class of shares of a LifePath Fund include the Fund's average annual total return of such shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

  Cumulative total return of a class of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of a class of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of a class of shares or may include the value of a hypothetical investment in such shares at the end of the period which assumes the application of the percentage rate of total return.

  Performance figures are based on historical results and are not intended to indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Total return quotations are computed separately for each class of the Funds' shares. Because of the difference in the fees and expenses borne by a class of shares of the Funds, the return on such shares can be expected, at any given time, to differ from the return on another class of shares.

  Additional information about the performance of each Fund will be contained in the Annual Report for each Fund. The Annual Reports may be obtained by calling the Company at 1-888-204-3956.

                            MANAGEMENT OF THE FUNDS

  GENERAL -- The Company has not retained the services of an investment ad-viser because each Fund's assets are invested in a Master Portfolio that has retained investment advisory services (see "Investment Adviser" below). Each LifePath Fund bears a pro rata portion of the fees paid by the corresponding Master Portfolio.

  BOARD OF DIRECTORS -- The business and affairs of the Company are managed under the direction of its Board of Directors in conformity with Maryland law. The Company's Directors are also MIP's Trustees. Certain of the Company's Di-rectors also serve as the Trustees of Stagecoach Trust, another open-end in-vestment company whose LifePath Fund series are wholly invested in the Master Portfolios. The Company's Board, including a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Com-pany, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards. Additional information regarding the Officers and Directors of the Company and the Officers and Trustees of MIP is included in the SAI under "Management."

  INVESTMENT ADVISER -- BGFA serves as investment adviser to each LifePath Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the an-nual rate of 0.55% of each LifePath Master Portfolio's average daily net as-sets as compensation for its advisory services. No advisory fees were waived during the fiscal year ended February 28, 1998.

  BGFA, Barclays and their affiliates deal, trade and invest for their own ac-count in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

  Morrison & Foerster LLP, counsel to the Company and MIP and special counsel to BGFA, has advised the Company, MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this prospectus without viola-tion of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or deci-sions and that future judicial or administrative interpretations of, or deci-sions related to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries and affiliates, as well as future changes in such stat-utes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

  CO-ADMINISTRATORS -- Stephens and BGI are the Funds' co-administrators. Ste-phens and BGI provide the Funds with administration services, including gen-eral supervision of the Funds' non-investment operations, coordination of the other services provided to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy state-ments and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's directors and officers. Stephens also furnishes office space and certain facilities to con-duct the Funds' business, and compensates the Company's directors, officers and employees who are affiliated with Stephens. In addition, except as out-lined under "Expenses" below, Stephens and BGI will be responsible for paying all expenses incurred by the Fund other than the fees payable pursuant to the Rule 12b-1 Plan for the Funds' Class R shares or fees payable to BGFA. For these services, Stephens and BGI are entitled to a monthly fee, in the aggre-gate, at the annual rate of 0.40% of each Fund's average daily net assets.

  BGI has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services. Prior to October 21, 1996, Stephens was the Funds' sole administrator and received fees for services as described in the SAI.

  DISTRIBUTOR -- Stephens is the distributor for the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, in-cluding discretionary portfolio management services since 1983. Stephens cur-rently manages investment portfolios for pension and profit sharing plans, in-dividual investors, foundations, insurance companies and university endow-ments.

  Stephens, as the Company's sponsor and the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Ste-phens shall act as agent for the Funds for the sale of Fund shares, and may enter into Selling Agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). Stephens is entitled to receive a monthly fee at an annual rate of 0.25% of a Fund's average daily net assets attributable to Class R shares for providing distribution services to the Class R shares of the Funds, as described below. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

  CUSTODIAN -- IBT currently acts as the Funds' custodian. The principal busi-ness address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration serv-ices to the Fund.

  TRANSFER AND DIVIDEND DISBURSING AGENT -- IBT also acts as the Company's transfer and dividend disbursing agent.

  SHAREHOLDER SERVICING AGENTS -- The Funds have adopted a Shareholder Servic-ing Plan pursuant to which they have entered into Shareholder Servicing Agree-ments with BGI and may enter into similar agreements with other entities (col-lectively, "Shareholder Servicing Agents") for the provision of certain serv-ices to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Ser-vicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.20% of the average daily value of each class of Fund shares represented by such shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

  A Shareholder Servicing Agent also may impose certain conditions on its cus-tomers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a minimum initial invest-ment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

  MASTERWORKS CLASS R 12B-1 PLAN -- The Company has adopted on behalf of the Class R shares of the Funds, a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R shares
(the "Class R Distribution Plan"). Each Fund may participate in joint distribution activities with other MasterWorks Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. As indicated above under "Distributor," Stephens, as Distributor, is entitled to receive a monthly fee at an annual rate of 0.25% of the average daily net assets of each Fund attributable to Class R shares.

  MIP 12B-1 PLAN -- MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940
Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of a former affiliate of Wells Fargo Bank may be characterized as indirect payments by each Master Portfolio to fi-nance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfo-lio's advisory fees (up to 0.25% of the average daily net assets of each Mas-ter Portfolio on an annual basis) were deemed to constitute an indirect pay-ment for activities that are primarily intended to result in the sale of in-terests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

  EXPENSES -- Except for extraordinary expenses, brokerage and other expenses in connection with the execution of portfolio transactions and certain other expenses which are borne by the Funds, including 12b-1 fees paid pursuant to the Class R Distribution Plan, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations.

                               HOW TO BUY SHARES

WHO MAY INVEST

  The following types of investors are eligible to invest in the Funds:

  . Participants in Benefit Plans ("Plan Participants"), including retire-ment plans, who have appointed one of the Company's Shareholder Servic-ing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrange-ment with a Shareholder Servicing

    Agent that permits investments in the Funds, and Plan Participants who invest pursuant to an agreement between such a Benefit Plan and a Share-holder Servicing Agent.

  . Investors using proceeds which are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Shareholder Servicing Agent, or who have estab-lished a tax-deferred retirement plan with a Shareholder Servicing Agent.

  . Investors who have an account arrangement with one of the Company's
    Shareholder Servicing Agents that permits investments in Fund shares ("Qualified Buyers").


  Eligible investors may purchase Fund shares in one of the several ways de-scribed below. For more information or additional forms, call 1-888-204-3956. The Company or Stephens may make the Prospectus available in an electronic for-mat. Upon receipt of a request by an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

MINIMUM INVESTMENT AMOUNT

  In most cases, investors in Fund shares are not required to establish or maintain a minimum investment amount. All investments in a Fund's shares are subject to a determination by the Company that the investment instructions are complete. If shares are purchased by a check which does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. The Company reserves the right in its sole discretion to suspend the availability of any Fund's shares and to reject any purchase requests. Certificates for Fund shares are not issued. Shareholder Servicing Agents may establish investment amount and account balance requirements different from those of the Funds and may charge fees in addition to those charged by the Funds.

GENERAL

  Class R shares of each Fund may be purchased on any Business Day at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) will be executed at the NAV determined as of the close of regular trad-ing on the NYSE on that Business Day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Busi-ness Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of the investor's purchase order to the Transfer Agent on the investor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be received by the Transfer Agent on the same day.

 Federal regulations require that an investor provide a valid taxpayer iden-tification number ("TIN"), which is usually the investor's social security number or employer identification number, upon opening or reopening an ac-count.

BENEFIT PLANS

  Class R shares of each Fund are offered to Benefit Plans that have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits invest-ments in the Funds. Benefit Plans include 401(k) plans and other plans quali-fied under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), health and welfare plans and executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Shareholder Servicing Agent.

  Fund investments by participants in 401(k) plans are typically made by pay-roll deductions arranged between participants and their employers. Partici-pants in the MasterWorks program are included in this group. Participants also may make direct contributions to their accounts in special circumstances such as the transfer of a rollover amount from another 401(k) plan or from a rollover IRA. Investors should contact their employer's benefits department for more information about contribution methods.

  Plan Participants who have established an account with a Shareholder Servic-ing Agent may purchase Fund shares in accordance with their account arrange-ments with such Shareholder Servicing Agent. The Shareholder Servicing Agent is responsible for the prompt transmission of purchase orders. Shareholder Servicing Agents may charge additional fees for maintaining customer accounts other than those charged by the Funds.

IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  An investor may be entitled to invest in a Fund's shares through a tax-de-ferred retirement plan. In addition to offering investments through IRA rollovers, a Shareholder Servicing Agent may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships. Investors should con-tact a Shareholder Servicing Agent for materials describing available plans and their benefits, provisions and fees.

  Application materials for opening an IRA rollover, Keogh plan or other indi-vidual retirement plan can be obtained from a Shareholder Servicing Agent. Completed retirement plan applications should be returned to the investor's Shareholder Servicing Agent for approval and processing. If an investor's re-tirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. Investors should consult their Shareholder Servicing Agent.

PURCHASES BY QUALIFIED BUYERS

  Qualified Buyers may open a Fund account and make additional purchases through a Shareholder Servicing Agent with whom they have an account arrange-ment. Shareholder Servicing Agents may transmit purchase orders to the Trans-fer Agent on behalf of investors, including purchase orders for which payment is to be made by wire or by transfer from an Approved Bank designated in an investor's Account Application ("Approved Bank Account").

TO PURCHASE CLASS R SHARES:

  By Check: Initial and subsequent investments should be sent to MasterWorks Funds, Inc., c/o Investors Bank and Trust Co., P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130.

  By Wire: Investors establishing new accounts should telephone Investors Bank & Trust Co., at 1-888-204-3956 prior to sending the bank wire.

  Investors should instruct their bank to wire funds as follows:

    Investors Bank & Trust Co.
    ABA #011-001-438
    Attn: Transfer Agent
    Account #DDA 555555535
    For Further Credit to: MasterWorks Funds, Inc.
    Shareholder Account Name:
    Shareholder Account Number:

IN-KIND PURCHASES

  Payment for shares of a Fund may, at the discretion of BGFA as investment adviser, be made in the form of securities that are permissible investments for such Fund. Shares purchased in exchange for securities can not be redeemed until the exchange transaction has settled. For further information, see "Pur-chase and Redemption of Shares" in the SAI.

                             HOW TO REDEEM SHARES

GENERAL

  Investors may redeem all or a portion of their Class R shares on any Business Day without any charge by the Company. The redemption price of Class R shares is the next determined net asset value of such shares of the relevant Fund calculated after the Company has received a redemption request in proper form. Redemption proceeds may be more or less than the amount invested depending on the relevant Fund's net asset value of Class R shares at the time of purchase and redemption.

  The Company generally remits redemption proceeds from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which
(a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund or the relevant Master Portfolio to deter-mine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Company may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten days from the purchase date). Payment of redemption proceeds may be made in portfolio securities.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) will be ex-ecuted at the net asset value determined as of the close of regular trading on the NYSE on that Business Day. Redemption orders that are received by the Transfer Agent after the close of trading on the NYSE are executed on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Transfer Agent on the in-vestor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be received by the Trans-fer Agent on the same day.

  Unless the investor has made other arrangements with an appropriate Share-holder Servicing Agent and the Transfer Agent has been informed of such ar-rangements, proceeds of a redemption order made by the investor through the investor's Shareholder Servicing Agent are credited to the investor's Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the investor's account with the investor's Shareholder Servicing Agent.

REDEMPTIONS BY BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT
PLANS

  Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established withdrawal pro-cedures that are disclosed to investors at the time of purchase. Investors may obtain more information by contacting their employer and/or their Shareholder Servicing Agent. The redemption proce-dures outlined in the remainder of this section do not apply to investors in Benefit Plans or retirement plans. Investors in these types of plans should contact their Shareholder Servicing Agent regarding redemption procedures ap-plicable to them.

REDEMPTIONS BY QUALIFIED BUYERS

  Qualified Buyers should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them.

                              EXCHANGE PRIVILEGE

  The exchange privilege enables an investor to purchase, in exchange for Class R shares of a Fund, Class R shares of another fund offered by the Company in the investor's state of residence. Before undertaking an exchange into another fund, investors should obtain and review a copy of the current prospectus of the fund into which the exchange is being made. A prospectus may be obtained by calling the Company at 1-888-204-3956.

  Class R shares are exchanged at the next determined net asset value. No fees are currently charged to Class R shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge such shareholders a nominal exchange fee in accordance with rules promulgated by the SEC. The Company reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interests of such fund's other shareholders, such as when management believes such action would be appropriate to protect a fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection is made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

  Class R shares of the Funds are sold on a continuous basis at the applicable offering price (net asset value per share) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined as of the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) each Business Day.

  The NAV of a Class R share of each Fund is the value of total net assets attributable to such Fund's Class R shares divided by the number of outstanding Class R shares of that Fund. The value of the net assets is determined daily by adjusting the net assets at the beginning of the day by the value of shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day as daily income less expenses. The NAV of each Fund or class is expected to fluctuate daily and is expected to differ. Each Fund's investment in the corresponding Master Portfolio is valued at the NAV of such Master Portfolio's shares. Each Master Portfolio calculates the NAV of its shares on the same days and at the same time as the corresponding Fund. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, each Master Portfolio's assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by MIP's Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

  The Funds intend to declare and pay quarterly dividends of substantially all of their net investment income. The Funds intend to distribute any net real-ized capital gains at least annually, in all events in a manner consistent with the provisions of the 1940 Act and the Internal Revenue Code. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. All dividends and dis-tributions attributable to Class R shares of a Fund are automatically reinvested at net asset value in such shares of the Fund paying such dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments.

  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the payment date. Although a dividend or distribution paid to an investor on newly issued shares shortly after pur-chase would represent, in substance, a return of capital, the dividend or dis-tribution may consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

                                     TAXES

GENERAL

  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net capi-tal gain (generally, the excess of net long-term capital gains over net short-term capital loss) are designated as capital gain distributions and taxable to the Fund's shareholders as net capital gain. Noncorporate shareholders may be taxed on such gain at preferential rates. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions de-clared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31. A portion of Fund distributions made to corporate shareholders may qualify for the dividends-re-ceived deduction in the hands of such shareholders.

  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Dispo-sition of Fund Shares" in the SAIs.

  If you buy shares of the Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Fund may have built up, or have the potential to build up, high levels of unrealized appreciation.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Share-holders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

BENEFIT PLAN INVESTORS

  As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net invest-ment income and capital gain distributions.

  However, such tax-exempt investors may be subject to tax on certain unre-lated taxable income which could arise, for example, when such investors ac-quire shares in the Fund through the use of leverage. Tax-exempt investors should consult their tax advisors regarding the unrelated business taxable in-come rules.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the im-portant federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for care- ful tax planning; you should consult your tax advisor with respect to your specific tax situa-tion as well as with respect to foreign, state and local taxes. Further fed-eral tax considerations are discussed in the SAI.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY

  Each Fund is a series of the Company. The Company was organized as a Mary-land corporation on October 15, 1992, and currently offers twelve series of shares. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201.

  The Board of Directors of the Company supervises the Funds' activities and monitors the Funds' contractual arrangements with various service providers. Additional information about the Directors and officers of the Company is in-cluded in the Funds' SAI under "Management." Although the Company is not re-quired to hold regular annual shareholder meetings, occasional annual or spe-cial meetings may be required for purposes such as electing or removing Direc-tors, approving advisory contracts and changing a Fund's investment objective or fundamental investment policies.

  BGFA has granted the Company a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Company, at BGFA's re-quest, will cease using the "LifePath" name.

VOTING

  All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when a matter affects only one fund or class). Shareholders of the Funds are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions are voted in the same proportion as the votes received from Fund shareholders.

  If a Master Portfolio's investment objective or policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' invest-ments in that Fund. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, serves as independent auditors for the Company.

LEGAL COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Company.

INFORMATION ON THE FUNDS

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-888-204-3956.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OF-FERING MAY NOT LAWFULLY BE MADE.

                  APPENDIX -- ADDITIONAL INVESTMENT POLICIES

PORTFOLIO SECURITIES

  To the extent set forth in this Prospectus, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE LIFEPATH FUNDS, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE CORRESPONDING MAS-TER PORTFOLIOS.

  U.S. GOVERNMENT OBLIGATIONS -- The LifePath Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include se-curities issued or guaranteed as to principal and interest by the U.S. Govern-ment, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumen-tality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obli-gation for ultimate repayment, which agency or instrumentality may be pri-vately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obli-gated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their struc-ture or contract terms.

  SECURITIES OF NON-U.S. ISSUERS -- The Funds may invest in certain securities of non-U.S. issuers as discussed below.

  Obligations of Foreign Governments, Supranational Entities and Banks -- Each LifePath Fund may invest in U.S. dollar-denominated short-term obligations is-sued or guaranteed by one or more foreign governments or any of their politi-cal subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may in-vest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or sup-ported by gov-ernmental entities to promote economic reconstruction or development and in-ternational banking institutions and related government agencies. Examples in-clude the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets in-vested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and fi-nancial markets of the countries in which the investments are made and the in-terest rate climate of such countries.

  Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  Foreign Equity Securities and Depositary Receipts -- Each LifePath Fund's assets may be invested in equity securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

  ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically is-sued by a United States bank or trust company which evidence ownership of un-derlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evi-dence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited se-curity. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility fre-quently is under no obligation to distribute shareholder communications re-ceived from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each LifePath Fund may purchase debt instruments with interest rates that are peri-odically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  MORTGAGE-RELATED SECURITIES -- Each LifePath Fund may invest in mortgage-re-lated securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mort-gages is used to pay principal and interest on the securities. MBSs are assem-bled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

  GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of prin-cipal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guaran-tee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of prin-cipal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

  FUTURES CONTRACTS AND OPTIONS TRANSACTIONS -- Each LifePath Fund may use futures as a substitute for a comparable market position in the underlying se-curities.

  A futures contract is an agreement between two parties, a buyer and a sell-er, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally in-volves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Conse-quently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

  Although each of the Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any par-ticular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash margin payments.

  Stock Index Futures and Options on Stock Index Futures -- Each LifePath Fund may invest in stock index futures and options on stock index futures as a sub-stitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), ef-fectively, an amount of cash equal to a specific dollar amount times the dif-ference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assur-ance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Con-tracts -- Each LifePath Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price move-ments in the options on interest rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

  Interest-Rate and Index Swaps -- Each LifePath Fund may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include div-idends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usu-ally enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segre-gated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agree-ments related to the transaction.

  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

  Foreign Currency and Futures Transactions -- Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the con-tract. The forward foreign currency market offers less protection against de-fault than is available when trading currencies on an exchange, since a for-ward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

  Each LifePath Fund may combine forward currency exchange contracts with in-vestments in securities denominated in other currencies.

  Each LifePath Fund also may maintain short positions in forward currency ex-change transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Fund contracted to receive in the exchange.

  Unlike trading on domestic futures exchanges, trading on foreign futures ex-changes is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic ex-changes. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures con-tracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

  INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securi-ties issued by other investment companies which principally invest in securi-ties of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, sub-ject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Port-folio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securi-ties of other investment companies generally will involve duplication of advi-sory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange listed closed-end funds.

  ILLIQUID SECURITIES -- Each LifePath Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS -- Each LifePath Fund may invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' ac-ceptances, fixed time deposits and other obligations of domestic banks (in-cluding foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable qual-ity to obligations of U.S. banks which may be purchased by the Fund.

  Bank Obligations -- Each Fund may invest in bank obligations, including cer-tificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

  Certificates of deposit are negotiable certificates evidencing the obliga-tion of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank In-surance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Commercial Paper and Short-Term Corporate Debt Instruments --Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corpora-tions to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pur-suant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

  Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the ob-ligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements -- Each Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agree-ment transactions with other funds advised by BGFA.

  FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSAC-TIONS -- Each Fund may purchase or sell securities on a when-issued or de-layed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities pur-chased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of ac-quiring them, a Fund may dispose of securities purchased on a when-issued, de-layed-delivery or a forward commitment basis before settlement when deemed ap-propriate by the adviser.

  BORROWING MONEY -- As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently in-tends to borrow money only for temporary or emergency (not leveraging) purpos-es, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any new investments.

  LOANS OF PORTFOLIO SECURITIES -- Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individu-als) in order to increase the return on such Fund's portfolio.

The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insol-vency of the borrower. In either of these cases, a Fund could experience de-lays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

  CONVERTIBLE SECURITIES -- Each LifePath Fund may purchase fixed-income con-vertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securi-ties are senior to common stock in a corporation's capital structure, but usu-ally are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a con-vertible security also affords an investor the opportunity, through its con-version feature, to participate in the capital appreciation of the common stock into which it is convertible.

  In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "con-version value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and gen-erally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opin-ions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and prin-cipal payments, they do not evaluate the market value risk of such obliga-tions. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evalu-ates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

CERTAIN FUNDAMENTAL POLICIES

  Each Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obliga-tions of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limita-tion on the purchase of obligations issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without ap-proval by the holders of a majority (as defined in the 1940 Act) of the out-standing voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies -- Investment Restric-tions" in the SAI.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

  Each Fund and Master Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Ob-jectives and Management Policies -- Investment Restrictions" in the SAI.

                   SPONSOR, DISTRIBUTOR AND CO-ADMINISTRATOR
                                 Stephens Inc.
                             Little Rock, Arkansas

                               CO-ADMINISTRATOR
                        Barclays Global Investors, N.A.
                           San Francisco, California

                              INVESTMENT ADVISER
                         Barclays Global Fund Advisors
                           San Francisco, California

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                        Investors Bank & Trust Company
                             Boston, Massachusetts

                                 LEGAL COUNSEL
                            Morrison & Foerster LLP
                               Washington, D.C.

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           San Francisco, California

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMI-NAL OFFENSE.

MasterWorks(R) Funds
c/o Investors Bank and Trust Co.
200 Clarendon Street
Boston, MA  02116

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Prospectus contains information about Class R shares of one of the Company's funds -- the ASSET ALLOCATION FUND (the "Fund").

  Please read this Prospectus before investing and retain it for future reference. It sets forth concisely the information about the Fund that an investor should know before investing. A Statement of Additional Information ("SAI") dated January 18, 1999 containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI is available without charge by calling the Company at 1-888-204-3956 or by writing the Company at the address printed on the back of the Prospectus.

                                _______________

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                _______________

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BARCLAYS GLOBAL INVESTORS, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                             MASTERWORKS FUNDS INC.

                             ASSET ALLOCATION FUND

                                 CLASS R SHARES


                                   PROSPECTUS

                                JANUARY 18, 1999

                               HOW THE FUND WORKS

  The Fund invests all of its assets in a Master Portfolio (a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, management investment company, rather than in a portfolio of securities. The Fund has substantially the same investment objective as the Master Portfolio and the Fund's investment experience corresponds directly with the Master Portfolio's investment experience. Interests in the Master Portfolio may be purchased only by other investment companies or other accredited investors. References to "Fund" are to the Asset Allocation Fund or its Master Portfolio as the context requires.

  The ASSET ALLOCATION FUND invests in a mix of stocks included in the Standard & Poor's 500 Stock Index (the "S&P 500 Index"), U.S. Treasury bonds, and high-quality money market instruments (including certificates of deposit and Treasury bills). The allocation of investments in the Fund's portfolio among these asset classes is based on the expected risk and returns of each asset class as compared to the other asset classes.


                                _______________

BARCLAYS GLOBAL FUND ADVISORS IS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIO AND TOGETHER WITH ITS AFFILIATES PROVIDES OTHER SERVICES TO THE FUND AND MASTER
 PORTFOLIO FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
  WITH BARCLAYS GLOBAL FUND ADVISORS, IS THE SPONSOR AND CO-ADMINISTRATOR AND
                   SERVES AS THE DISTRIBUTOR FOR THE COMPANY.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
Prospectus Summary...........................................
Summary of Fund Expenses.....................................
Explanation of Tables........................................
The Fund.....................................................
Management of the Fund.......................................
How to Buy Shares............................................
How to Redeem Shares.........................................
Exchange Privilege...........................................
Share Value..................................................
Dividends And Distributions..................................
Taxes........................................................
General Information..........................................
                                                                 APPENDIX
                                                                 --------
Additional Investment Policies...............................    A-1

                               PROSPECTUS SUMMARY

  The following summary provides investors with basic information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.

Q.  WHO CAN INVEST IN THE FUND?

A. Shares of the Fund are offered primarily to a select group of investors. These include:

    . Participants in employee benefit plans ("Benefit Plans"), including retirement plans, that have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in Fund shares, and individuals who invest pursuant to an agreement between a Benefit Plan and a Shareholder Servicing Agent.

    . Individuals using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pursuant to arrangements between the sponsor or other agent of the qualified Benefit Plan and a Shareholder Servicing Agent.

    . Investors that have a servicing arrangement with one of the Company's
      Shareholder Servicing Agents that permits investments in Fund shares.


    See "How To Buy Shares."

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE
    FUND?

A. Investments in the Fund are not bank deposits or obligations of Barclays Global Fund Advisors ("BGFA") or BGI, are not insured by the Federal Deposit Insurance Corporation ("FDIC"), and are not insured or guaranteed against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. Therefore, you should be prepared to accept some risk with the money you invest in the Fund.

    The stock investments of the Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

    The portfolio debt instruments of the Fund are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the Fund's portfolio debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable rate or floating rate features.

    Because the Asset Allocation Fund may shift its investment allocations significantly from time to time, the Fund's performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of the Fund's portfolio is invested in long-term bonds, the Fund's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than shorter-term securities.

    As with all mutual funds, there is no assurance that the Fund will achieve its investment objective.

    See "The Fund -- Investment Objective and Policies" and "Appendix -- Additional Investment Policies."

Q.  HOW DO I INVEST IN THE FUND?

A. Shares of the Fund can be purchased by establishing an account arrangement with a designated Shareholder Servicing Agent. Shares may be purchased at net asset value on any day the Fund is open for business (a "Business Day"). The Fund is open for business Monday through Friday and are closed on standard New York Stock Exchange ("NYSE") holidays.

    To invest in the Fund contact a Shareholder Servicing Agent to receive information and an Account Application. An Account Application must be completed and signed to open an account.

    See "How to Buy Shares."

Q.  WHO MANAGES MY INVESTMENTS?

A. BGFA, as the investment adviser to the Master Portfolio, manages your investments. The Company has not retained the services of a separate investment adviser for the Fund because the Fund invests all of its assets in the Master Portfolio. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately 575 billion of assets.

    See "Management of the Fund."

Q.  WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds which charge sales loads or other transaction fees, the Fund does not impose shareholder transaction fees on the purchase, redemption or exchange of its shares. Shareholder Servicing Agents, in accordance with the terms of their customer account arrangements, may charge additional fees for maintaining customer accounts.

    See "Management of the Fund."

Q.  HOW ARE THE FUND'S INVESTMENTS VALUED?

A. The price per share or "net asset value" of the Fund is based on the net asset value of interests in the Master Portfolio. The net asset value of interests in a Master Portfolio is based on the total value of the portfolio securities owned by the Master Portfolio (plus cash and other assets, net of liabilities) divided by the number of outstanding interests in the Master Portfolio. A new net asset value for the Fund and Master Portfolio is calculated on each Business Day.

    See "Share Value."

Q.  DOES THE FUND PAY DIVIDENDS?

A. The Asset Allocation Fund intends to pay monthly dividends consisting of substantially all of its net investment income and annual distributions consisting of substantially all of its net realized capital gains. All dividends and distributions attributable to Class R shares are automatically reinvested at NAV in Class R shares of the Fund paying the dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by the shareholder.

    See "Dividends and Distributions."

Q.  ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables an investor to exchange Class R shares for Class R shares of another fund offered by the Company provided such shares are offered for sale in the investor's state of residence.

    See "Exchange Privilege."

Q.  HOW DO I REDEEM MY SHARES?

A. Shares of the Fund may be redeemed at net asset value without the imposition of a sales charge or redemption fee on any Business Day by letter or by telephone (provided you have completed the "Redemption by Telephone" portion of your account application). For more information contact Stephens Inc. ("Stephens") or your Shareholder Servicing Agent.

    See "How to Redeem Shares."

                            SUMMARY OF FUND EXPENSES

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Rule 12b-1 Fees.....................................  0.25%
Management Fees (after waivers and reimbursements)..  0.35%
Co-Administration Fees..............................  0.40%
                                                      ----
TOTAL FUND OPERATING
  EXPENSES (after waivers and reimbursements).......  1.00%


EXAMPLE OF EXPENSES

An investor would pay the following expenses on a $1,000 investment in Class R shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

 1 YEAR          3 YEARS        5 YEARS           10 YEARS
--------         -------         -------          --------
 $____            $____           $____             $____

                             EXPLANATION OF TABLES

  The purpose of the foregoing tables is to assist an investor in understanding the various fees and expenses that an investor in the Fund will pay directly or indirectly. The foregoing tables reflect expenses for the Fund at both the Fund and the Master Portfolio levels. The tables do not reflect any charges that may be imposed by Shareholder Servicing Agents or Selling Agents, including BGFA, directly on customer accounts in connection with an investment in the Fund. The following provides a general explanation of the information provided in the table for the Fund.

  ANNUAL FUND OPERATING EXPENSES reflect the contractual level of such fees currently payable by the Fund. BGFA, BGI and Stephens each, in its sole discretion, may waive or reimburse all or a portion of its respective fees charged to, or expenses paid by, the Fund or Master Portfolio. Any waivers or reimbursements would reduce the Fund's total expenses and have a favorable impact on its performance. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in Class R shares of the Fund, please see the Prospectus section captioned "Management of the Fund."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment in the Fund over stated periods, based on the expenses in the table above and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected Fund performance. In addition, the Example of Expenses should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown above.

  With regard to the combined fees and expenses of the Fund and the Master Portfolio, the Company's Board of Directors has considered whether the various costs and benefits of investing all of the Fund's assets in the Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of the Fund and its Master Portfolio will be less than or approximately equal to the expenses such Fund would incur if it directly acquired and managed the type of securities held by its Master Portfolio. The Company's Board of Directors believes that if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. See "Management of the Fund" for more complete descriptions of the various costs and expenses applicable to investors in of the Fund.

  Other mutual funds and accredited investors may invest in the Master Portfolio. The expenses and, accordingly, the investment returns of such other mutual funds may differ from those of the Fund. Information about other investment options in the Master Portfolio may be obtained by calling Stephens at 1-800-643-9691.

                                    THE FUND

INVESTMENT OBJECTIVE AND POLICIES

  The following is a summary of the investment objectives and policies of the Fund.

ASSET ALLOCATION FUND

  The Asset Allocation Fund seeks to achieve over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing all of its assets in the Asset Allocation Master Portfolio of MIP, which has substantially the same fundamental investment objective as the Fund.

  The Master Portfolio seeks to achieve its objective by pursuing an asset allocation strategy. This strategy is based upon the premise that certain asset classes from time to time are under- or over-valued by the market relative to each other and that under-valued asset classes represent relatively better long-term, risk-adjusted investment opportunities, and that timely, low-cost shifts among common stocks, U.S. Treasury bonds and money market instruments (as determined by their perceived relative over- or under-valuation) can produce investment returns superior to maintaining a static allocation. The Fund is designed for investors with investment horizons of five years or greater; it is not designed for investors seeking short-term gains.

  BGFA uses an investment model developed in 1973 (the "Asset Allocation Model") to pursue the Master Portfolio's asset allocation strategy. The Asset Allocation Model is presently used as a basis for managing several large employee benefit trust funds and other institutional accounts and is proprietary to BGFA. The Asset Allocation Model analyzes extensive financial data from numerous sources and regularly determines a recommended portfolio allocation among common stocks, U.S. Treasury bonds and money market instruments. The Asset Allocation Model has broad latitude in selecting the class of investments and the particular securities within a class in which the Master Portfolio may invest. At any given time, substantially all of the Master Portfolio's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time.

  The Master Portfolio's investments are compared from time to time to the Asset Allocation Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Asset Allocation Model. Recommended reallocation is implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Asset Allocation Model is the primary determinant in the Master Portfolio's investment performance.

  The overall management of the Master Portfolio is based on the recommendation of the Asset Allocation Model, and no person is primarily responsible for recommending the mix of asset classes in the Asset Allocation Master Portfolio or the mix of securities within the asset classes. Decisions relating to the Asset Allocation Model are made by BGFA's investment committee.

  The Asset Allocation Master Portfolio's assets are invested as follows:

  Stock Investments. In making its stock investments, the Asset Allocation Master Portfolio invests in substantially all of the common stocks which comprise the S&P 500 Index/1/ using, to the extent feasible, the same weighting used

---------------------
/1/   S&P does not sponsor the Asset Allocation Fund or the Asset Allocation
Master Portfolio, nor is it affiliated in any way with BGFA, the Asset Allocation Master Portfolio or the Asset Allocation Fund. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Asset Allocation Fund and the Asset Allocation Master Portfolio. The Asset Allocation Fund and the Asset Allocation Master Portfolio are not sponsored, endorsed, sold, or promoted by that index. The Master Portfolio does not individually select common stocks on the basis of traditional investment analysis.

  U.S. Treasury Bonds. The Master Portfolio invests in U.S. Treasury bonds with remaining maturities of at least 20 years. The Asset Allocation Master Portfolio invests this portion of its assets in an effort to replicate the total return performance of the Lehman Brothers 20 Year Treasury Index which is composed of U.S. Treasury securities with remaining maturities of 20 years or more.

  Money Market Investments. The money market instruments held by the Master Portfolio generally consist of high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments, repurchase agreements and time deposits.

  A more complete description of the Master Portfolio's investments and investment activities is contained in "Appendix -- Additional Investment Policies."

RISK CONSIDERATIONS

General

  Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of the Fund correspond to those of the Master Portfolio in which the Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolio. Once again, unless otherwise specified, references to the investment policies and risks of the Fund also should be understood as references to the investment policies and risks of the Master Portfolio.

  The NAV per share of each class of the Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

Equity Securities

  The stock investments of the Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

Debt Securities

  The debt instruments in which the Fund invests are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

  Although some of the Fund's securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Fund's daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

-----------------------
by S&P and S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Asset Allocation Fund or the Asset Allocation Master Portfolio.

Foreign Securities

  Investing in the securities of issuers in any foreign country, including through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Other Investment Considerations

  Because the Fund may shift investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a higher percentage of certain of the Fund's assets are invested in long-term bonds, the Master Portfolio's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

  The Asset Allocation Fund may enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that the Fund may purchase may be considered derivatives. Certain of the floating-and-variable-rate instrument that the Fund may purchase also may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Fund may use some derivatives as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. The Fund may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules.

  Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by such Fund.

YEAR 2000

  Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Fund depend on the smooth functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Fund's principal service providers have advised the Fund that they are working on necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

PERFORMANCE

  For purposes of advertising, the performance of Class R shares of the Fund may be calculated on the basis of average annual total return and/or cumulative total return of shares. Performance may vary among share classes due to differing expense levels. Average annual total return of shares is calculated pursuant to a standardized formula which assumes that an investment in shares of a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of shares is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment in shares at the end of the period. Advertisements of the performance of shares of the Fund includes the Fund's average annual total return of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

  Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the NAV per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.


  Performance figures are based on historical results and are not intended to indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Additional information about the performance of the Fund is contained in the Annual Report which may be obtained by calling the Company at 1-888-204-3956.

                             MANAGEMENT OF THE FUND

  GENERAL -- The Company has not retained the services of an investment adviser because the Fund's assets are invested in a Master Portfolio of Master Investment Portfolio ("MIP") that has retained investment advisory services (see "Master Portfolio Investment Adviser" below). The Fund bears a pro rata portion of the fees paid by the Master Portfolio.

  MIP is registered under the 1940 Act as an open-end management investment company. MIP was organized on October 21, 1993 as a Delaware business trust.

  BOARD OF DIRECTORS -- The business and affairs of the Company are managed under the direction of its Board of Directors and in conformity with Maryland law. The Company's Directors also serve as Trustees of MIP. Additional information regarding the Officers and Directors/Trustees of the Company, MIP is included in the SAI under "Management."

  INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets.

  For its advisory services to the Master Portfolio, BGFA is contractually entitled to receive from the Master Portfolio monthly fees at the annual rate of 0.35% of the Master Portfolio's average daily net assets.

  BGFA, Barclays and their affiliates deal, trade and invest for their own account in the types of securities in which the Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Master Portfolio. BGFA has informed the Master Portfolio that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

  Morrison and Foerster LLP, counsel to the Company, MIP and special counsel to BGFA, has advised the Company, MIP, and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

  CO-ADMINISTRATORS -- Stephens and BGI are the Fund's co-administrators. Stephens and BGI provides the Fund with administrative services, including general supervision of the Fund's non-investment operations, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's directors and officers. Stephens also furnishes office space and certain facilities to conduct the Fund's business, and compensates the Company's directors, officers and employees who are affiliated with Stephens. In addition, except as outlined below under "Expenses," Stephens and BGI will be responsible for paying all expenses incurred by the Fund other than the fees payable to BGFA. For these services, Stephens and BGI are entitled to a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets.

  BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services. Prior to October 21, 1996, Stephens was the Fund's sole administrator and received fees for its services as described in the SAI.

  DISTRIBUTOR -- Stephens is the distributor for the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, it has been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens, as the Company's sponsor and the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of its shares, and may enter into Selling Agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

  CUSTODIAN -- IBT currently acts as the Fund's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02111. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Fund.

  TRANSFER AND DIVIDEND DISBURSING AGENT -- IBT also acts as the Company's transfer and dividend disbursing agent.

  SHAREHOLDER SERVICING AGENTS -- The Fund has adopted a Shareholder Servicing Plan pursuant to which they have entered into a Shareholder Servicing Agreement with BGI, and may enter into similar agreements with other entities ("Shareholder Servicing Agents") for the provision of certain services to the Fund. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee equal to 0.20% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

  A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least thirty days before it imposes any transaction fees.

  DISTRIBUTION PLAN -- We have adopted a distribution plan for Class R shares of the Fund. This plan authorizes payment for distribution-related expenses, and compensation to selling agents. The Fund may participate in joint distribution activities with other MasterWorks Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The 12b-1 fee for this plan is 0.25%.

  EXPENSES -- Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses which are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations.

                               HOW TO BUY SHARES

WHO MAY INVEST

  Only the following types of investors are eligible to invest in shares of the
Fund:

 . Participants in Benefit Plans ("Plan Participants"), including retirement plans, that have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in Fund shares, and Plan Participants who invest pursuant to an agreement between such a Benefit Plan and a Shareholder Servicing Agent.

 . Individuals using proceeds that are being rolled over directly from a qualified Benefit Plan to an IRA pursuant to arrangements between the sponsor or other agent of the qualified Benefit Plan and a Shareholder Servicing Agent.

 . Investors that have a servicing arrangement with one of the Company's Shareholder Servicing Agents that permits investments in Fund shares ("Qualified Buyers").

  Eligible investors may purchase Fund shares in one of the several ways described below. For more information or additional forms, call 1-888-204-3956. The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request by an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

MINIMUM INVESTMENT AMOUNT

  In most cases, investors in Fund shares are not required to establish or maintain a minimum investment amount. All investments in Fund shares are subject to a determination by the Company that the investment instructions are complete. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. The Company reserves the right in its sole discretion to suspend the availability of the Fund's shares and to reject any purchase requests. Certificates for Fund shares are not issued. Shareholder Servicing Agents may establish investment amount and account balance requirements different from those of the Fund and may charge fees in addition to those charged by the Fund.

GENERAL

  Shares of the Fund may be purchased on any Business Day at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) are executed on the same day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of the investor's purchase order to the Transfer Agent on the investor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be received by the Transfer Agent on the same day at the NAV determined as of the close of regular trading on the NYSE on that Business Day.

  Federal regulations require that an investor provide a valid taxpayer identification number ("TIN"), which is usually the investor's social security number or employee identification number, upon opening or reopening an account.

BENEFIT PLANS

  Shares of the Fund are offered to Benefit Plans that have appointed one of the Fund's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in Fund shares. Benefit Plans include 401(k) plans and plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), health and welfare plans and executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Shareholder Servicing Agent.

  Fund investments by participants in 401(k) plans are typically made by payroll deductions arranged between participants and their employers. Participants in the MasterWorks 401(k) program are included in this group. Participants also may make direct contributions to their accounts in special circumstances such as the transfer of a rollover amount from another 401(k) plan or from a rollover IRA. Investors should contact their employer's benefits department for more information about contribution methods.

  Plan Participants who have established an account with a Shareholder Servicing Agent may purchase Fund shares in accordance with their account arrangements with such Shareholder Servicing Agent. The Shareholder Servicing Agent is responsible for the prompt transmission of purchase orders. Shareholder Servicing Agents may charge additional fees for maintaining customer accounts other than those charged by the Fund.

IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  An investor may be entitled to invest in shares of the Fund through a tax-deferred retirement plan. In addition to offering investments in Fund shares through IRA rollovers, a Shareholder Servicing Agent may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships. Contact a Shareholder Servicing Agent for materials describing plans available through it, and their benefits, provisions and fees.

  Application materials for opening an IRA rollover, Keogh retirement plan or other individual retirement plan can be obtained from a Shareholder Servicing Agent. Completed retirement plan applications should be returned to the investor's Shareholder Servicing Agent for approval and processing. If an investor's retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. Investors should consult their Shareholder Servicing Agent.

PURCHASES BY QUALIFIED BUYERS

  Qualified Buyers may open a Fund account through a Shareholder Servicing Agent with whom they have an existing account arrangement. Shareholder Servicing Agents may transmit purchase orders to the Transfer Agent on behalf of investors, including purchase orders for which payment is to be made by wire or by transfer from an Approved Bank designated in an investor's Account Application ("Approved Bank Account").

TO PURCHASE FUND SHARES:

  By Check: Initial and subsequent investments should be sent to MasterWorks Funds, Inc., c/o Investors Bank and Trust Co., P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130.

  By Wire: Investors establishing new accounts should telephone Investors Bank & Trust Co., at 1-888-204-3956 prior to sending the bank wire.

 Investors should instruct their bank to wire funds as follows:

   Investors Bank & Trust Co.
   ABA #011-001-438
   Attn:  Transfer Agent
   Account #DDA 555555535
   For Further Credit to:  MasterWorks Funds, Inc.
   Shareholder Account Name:
   Shareholder Account Number:

IN-KIND PURCHASES

  Payment for shares of the Fund may, at the discretion of BGFA as investment adviser, be made in the form of securities that are permissible investments for the Fund. Shares purchased in exchange for securities can not be redeemed until the exchange transaction has settled. For further information, see "Purchase and Redemption of Shares" in the SAI.

                              HOW TO REDEEM SHARES

GENERAL

  Investors may redeem all or a portion of their Fund shares on any Business Day without any charge by the Company. The redemption price of the shares is the next determined NAV of the Fund calculated after the Company has received a redemption request in proper form. Redemption proceeds may be more or less than the amount invested depending on the Fund's NAV at the time of purchase and redemption.

  The Company generally remits redemption proceeds from the Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which the Fund invests of securities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund or the Master Portfolio to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the

Company may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten days from the purchase date). Payment of redemption proceeds may be made in portfolio securities, subject to regulation by some state securities commissions.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time), will be executed at the NAV determined as of the close of regular trading on the NYSE on that Business Day. Redemption orders that are received by the Transfer Agent after the close of regular trading on the NYSE, will be executed on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Fund on the investor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be received by the Transfer Agent on the same day.

  Unless the investor has made other arrangements with an appropriate Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by the investor through the investor's Shareholder Servicing Agent are credited to the investor's Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the investor's account with the investor's Shareholder Servicing Agent.

BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established procedures for withdrawals, which are disclosed to investors at the time of purchase. Investors may obtain more information by contacting their employer and/or their Shareholder Servicing Agent. The redemption procedures outlined in the remainder of this section do not apply to investors in Benefit Plans or retirement plans. Investors in these types of plans should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY QUALIFIED BUYERS

  Qualified Buyers should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them.

                               EXCHANGE PRIVILEGE

  The exchange privilege enables an investor to purchase, in exchange for shares of the Fund, shares of another fund offered by the Company in the investor's state of residence. Before undertaking an exchange into another fund, investors should obtain and read a copy of the current prospectus of the fund into which the exchange is being made. A prospectus may be obtained by calling the Company at 1-888-204-3956.

  Shares are exchanged at the next determined NAV. No fees are currently charged to shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the SEC. The Company reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interests of such fund's other shareholders, such as when management believes such action would be appropriate to protect a fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection is made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

  Shares of the Fund are sold on a continuous basis at the applicable offering price next determined after an order in proper form is received by the Transfer Agent. NAV per share is determined each Business Day as of the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time).

  The NAV of a share of the Fund is the value of total net assets attributable to such Fund divided by the number of outstanding shares of that Fund. The value of the net assets is determined daily by adjusting the net assets at the beginning of the day by the value of shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day as daily income less expenses. The NAV of the Fund is expected to fluctuate daily and is expected to differ. The Fund's investment in the Master Portfolio is valued at the NAV of such Master Portfolio's shares. The Master Portfolio calculates the NAV of its shares on the same days and at the same time as the Fund. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Master Portfolio's assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by the appropriate Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information regarding the methods employed in valuing the Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

  The Asset Allocation Fund intends to pay monthly dividends consisting of substantially all of its net investment income and annual distributions consisting of substantially all of its net realized capital gains. All dividends and distributions are automatically reinvested at net asset value in shares of the Fund paying such dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments.

  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the payment date. Although a dividend or distribution paid to an investor on newly acquired shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution may consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

                                     TAXES

GENERAL

  Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net capital gain (generally the excess of net long-term capital gains over net short-term capital loss) are designated as capital gain distributions and taxable to the Fund's shareholders as capital gain. Noncorporate shareholders may be taxed on such gain at preferential rates. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31. A portion of Fund distributions to corporate shareholders may qualify for the dividends-received deduction in the hands of such shareholders.

  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAI.

  If you buy shares of the Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the fund sells the appreciated securities and realizes the gain the Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

BENEFIT PLAN INVESTORS

  As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net investment income and capital gain distributions.

  However, such tax-exempt investors may be subject to tax on certain unrelated taxable income which could arise, for example, when such investors acquire shares in the Fund through the use of leverage. Tax-exempt investors should consult their tax advisors regarding the Unrelated Business Taxable Income Rules.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY

  The Fund is a series of the Company. The Company was organized as a Maryland corporation on October 15, 1992 and currently offers twelve series of shares. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201.

  The Board of Directors of the Company supervises the Fund's activities and monitors its contractual arrangements with various service providers. Additional information about the Directors and officers of the Company is included in the Fund's SAI under "Management." Although the Company is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans and changing the Fund's investment objectives or fundamental investment policies.

VOTING

  All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when a matter affects only one fund). Shareholders of the Fund are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. In addition, whenever the Fund is requested to vote on matters pertaining to a Master Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

  Whenever the Fund, as a Master Portfolio interestholder, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions are voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio.
The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, serves as independent auditors for the Company.

LEGAL COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Company.

INFORMATION ON THE FUND

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-888-204-3956.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Set forth below is a description of certain investments and additional investment policies for the Asset Allocation Fund, except as otherwise indicated. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE MASTER PORTFOLIO.

  U.S. GOVERNMENT OBLIGATIONS -- The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  SECURITIES OF NON-U.S. ISSUERS -- The Fund may invest in certain securities of non-U.S. issuers as discussed below.

  Obligations of Foreign Governments, Supranational Entities and Banks -- The
  --------------------------------------------------------------------
Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

  The Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS -- The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  BONDS -- Certain of the debt instruments purchased by the Asset Allocation Fund may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

  Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  FUTURES CONTRACTS AND OPTIONS TRANSACTIONS -- The Fund may use futures as a substitute for a comparable market position in the underlying securities.

  A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

  Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

  Stock Index Futures and Options on Stock Index Futures -- The Fund may invest
  ------------------------------------------------------
in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts
  ------------------------------------------------------------------------------
-- The Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

  Interest-Rate and Index Swaps -- The Fund may enter into interest-rate and
  -----------------------------
index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

  INVESTMENT COMPANY SECURITIES -- The Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange listed closed-end funds.

  ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

 SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS

  The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA ; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

  Bank Obligations -- The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Commercial Paper and Short-Term Corporate Debt InstrumentS -- The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to the Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

  The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements -- The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA. See "Additional Permitted Investment Activities" in the SAI for additional information.

  FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS -
- The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

  BORROWING MONEY -- As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

  LOANS OF PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.

INVESTMENT POLICIES

  The investment objective of the Fund as set forth in the first sentence of the section describing the Fund under the heading entitled "The Fund -- Investment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the outstanding voting securities of such Fund as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without shareholder approval. If the Board of Directors of the Company determines, however, that the investment objective of the Fund can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

  As matters of fundamental policy, the Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or, with respect to 100% of its total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer provided that this restriction shall not prevent the Fund from investing all of its assets in its Master Portfolio; (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its total assets (i.e., concentrate) in any particular industry, except that the Fund will concentrate its assets in any one industry for the same period as does the S&P 500 Index and except that the Fund may invest 25% or more of its assets in U.S. Government obligations, provided that this restriction shall not prevent the Fund from investing all of its assets in its Master Portfolio.

  The Fund reserves the right to invest up to 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. Disposing of illiquid or restricted securities may involve additional costs and require additional time.

                               INVESTMENT RATINGS

  The following describes how three of the major rating agencies classify their investment ratings. Ratings of debt securities represent the rating agency's opinion regarding their quality, and are not a guarantee of quality. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Furthermore, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to purchase by the Master Portfolio, the rating of a debt security may be reduced below the minimum rating required for initial purchase by the Master Portfolio or the security may cease to be rated. BGFA will consider either such event in determining whether the Master Portfolio should continue to hold the security. In no event will the Master Portfolio hold more than 5% of its net assets in debt securities rated below "BBB" by S&P or below "Baa" by Moody's or in unrated low quality (below investment grade) debt securities. BGFA does not make any representation that the investment ratings provided by such rating agencies are accurate or complete.

STANDARD & POOR'S RATINGS

  Bond Ratings. Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated "BBB" by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  Commercial Paper Ratings. Commercial paper with the greatest capacity for timely payment is rated "A" by S&P. Issues within this category are further redefined with designations "1", "2" and "3" to indicate the relative degree of safety; "A-1," the highest of the three, indicates the degree of safety is very high.

MOODY'S INVESTORS SERVICE RATINGS

  Bond Ratings. Bonds rated "Aaa" by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated "Aa" are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than is the case with "Aaa" securities. Bonds that are rated "A" possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" by Moody's are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over longer periods of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Commercial Paper Ratings. Moody's employs the designations of "Prime-1," "Prime-2" and "Prime-3" to indicate the relative capacity of the rated issuers to repay punctually. "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers of "Prime-1" obligations must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

FITCH INVESTORS SERVICE RATINGS

  Bond Ratings. Bonds rated "BBB" by Fitch are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than with bonds having higher ratings.

                     SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

                                 Stephens Inc.
                             Little Rock, Arkansas

                               INVESTMENT ADVISER

                         Barclays Global Fund Advisors
                           San Francisco, California

                                   CUSTODIAN

                         Investors Bank & Trust Company
                             Boston, Massachusetts

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

                         Investors Bank & Trust Company
                             Boston, Massachusetts

                                 LEGAL COUNSEL

                            Morrison & Foerster LLP
                                Washington, D.C.

                              INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                           San Francisco, California

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MWBIG.pros. 6/98

MASTERWORKS Funds Inc.
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts  02111

MWBIG.pros 6/98

MASTERWORKS Funds Inc.
c/o Investors Bank & Trust Co.,
Transfer Agent
200 Clarendon Street
Boston, MA 02111

MWBIG.pros 6/98

                         MASTERWORKS LIFEPATH(R) FUNDS
                             MASTERWORKS FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                               LIFEPATH 2000 FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                                CLASS R SHARES

                               January 18, 1999

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Class R shares of the Company's LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Funds (the "LifePath Funds" or the "Funds").

  Each LifePath Fund invests all of its assets in a separate portfolio (each a "Master Portfolio") of Master Investment Portfolio ("MIP") having the same investment objective as the Fund. Therefore, the investment experience of each Fund will correspond directly with the relevant Master Portfolio's investment experience. MIP is an open-end, series investment company. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolio of each LifePath Fund. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

  This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus, also dated January 18, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing MasterWorks Funds Inc., c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.

                               TABLE OF CONTENTS

                                                                                                         Page
                                                                                                       ---------
General Information..................................................................................          1
Investment Objectives and Management Policies........................................................          1
Management...........................................................................................          8
Purchase and Redemption of Shares....................................................................         14
Determination of Net Asset Value.....................................................................         15
Dividends, Distributions and Taxes...................................................................         16
Performance Information..............................................................................         20
Portfolio Transactions...............................................................................         21
Capital Stock........................................................................................         24
Other................................................................................................         27
Counsel..............................................................................................         27
Independent Auditors.................................................................................         27
Financial Information................................................................................         27
Appendix.............................................................................................        A-1
Financial Statements.................................................................................        F-1

                              GENERAL INFORMATION

  The Company is a registered investment company which currently offers twelve series, including the Funds. MIP is a registered investment company consisting of nine series including the LifePath Master Portfolios. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related Fund.

              LIFEPATH FUND                            CORRESPONDING MASTER PORTFOLIO
           -------------------                         ------------------------------
           LifePath 2000 Fund                          LifePath 2000 Master Portfolio
           LifePath 2010 Fund                          LifePath 2010 Master Portfolio
           LifePath 2020 Fund                          LifePath 2020 Master Portfolio
           LifePath 2030 Fund                          LifePath 2030 Master Portfolio
           LifePath 2040 Fund                          LifePath 2040 Master Portfolio

  On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds
Inc."

  On or about December 1, 1995, the LifePath Funds were added to the registration statement of the Company with the filing of post-effective amendment No. 11 on Form N-1A. The MasterWorks Funds Inc. LifePath Funds were established to supersede the LifePath Institutional Class Shares of Stagecoach Trust (another investment company in the Stagecoach Family of Funds). See "Performance Information" in this SAI. Class R shares were added to the Funds on January 18, 1998.


                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

  Investment Objectives. The LifePath Master Portfolios consist of five asset
  ---------------------
allocation funds, each of which is a diversified fund offered by MIP. Organizations and other entities such as the Funds that hold shares of beneficial interest of a Master Portfolio may be referred to herein as "feeder funds."

  The Master Portfolios seek to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Master Portfolios invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the LifePath 2000 Fund plan to retire in the year 2000).

  As with all mutual funds, there can be no assurance that the investment objective of each Master Portfolio will be achieved. Each Master Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Master Portfolio's outstanding voting shares.

  Investment Restrictions. Each Fund and Master Portfolio has adopted investment
  -----------------------
restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority as defined in the 1940 Act of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Whenever a Fund is requested to vote on a fundamental policy of the corresponding Master Portfolio in which it invests, such Fund holds a meeting of its shareholders and casts its votes as instructed by its shareholders. Investment restrictions numbered 11 through 20 are not fundamental policies and may be changed by vote of a majority of the Trustees of MIP, or a majority of the Directors of the Company, as the case may be, at any time. The Funds and Master Portfolios may not:

  1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

  2. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

  3. Invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

  5. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio as described in prospectus.

  6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one- third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Board of Trustees of MIP or the Board of Directors of the Company, as the case may be.

  7. Act as an underwriter of securities of other issuers, except to the extent the Fund or Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

  8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in investment restriction nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the Securities and Exchange Commission.

  10. Purchase securities on margin, but each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  11. Invest in the securities of a company for the purpose of exercising management or control, but each Fund or Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's or Master Portfolio's offering documents.

  14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

  15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested. Although each Fund and Master Portfolio reserves the right to invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, such Fund and Master Portfolio will comply with the lower limit. Each Fund and Master Portfolio currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states.

  16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

  17. Purchase, hold or deal in real estate limited partnerships.

  18. Purchase warrants that exceed 2% of the value of the Fund's or the Master Portfolio's net assets, if those warrants are not listed on the New York or American Stock Exchanges.

  19. Purchase or retain securities of any issuer if the officers or directors of the Company or the officers or trustees of MIP, its advisers or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

  20. Engage in any short sales other than short sales against the box.

  As a fundamental policy, each Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.

  As a matter of general operating policy, each Fund and Master Portfolio may invest up to 20% of the value of its total assets in foreign securities that are not publicly traded in the United States.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets, except with respect to compliance with investment restriction no. 5, will not constitute a violation of such restriction.

  The Company and MIP may make commitments more restrictive than the restrictions listed above, so as to permit the sale of shares of a Fund in certain states. Should the Company or MIP determine that a commitment is no longer in the best interest of the Fund or Master Portfolio and its shareholders, the Company or MIP reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.

PORTFOLIO SECURITIES.

  Bank Obligations. Each LifePath Master Portfolio may invest in bank
  ----------------
obligations, including certificates of deposit, time deposits and other short-term obligations of domestic banks, obligations of foreign branches of domestic banks and obligations of domestic and foreign branches of foreign banks. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

  Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

  In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

  Each Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per such issuer.

  Futures Contracts. Master Portfolios may use futures contracts as a hedge
  -----------------
against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. In managing their cash flows, these Master Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

  A Master Portfolio may engage only in futures contract transactions involving
(i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Master Portfolio identified above expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

  Foreign Currency Transactions. Currency exchange rates may fluctuate
  -----------------------------
significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Funds intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Funds seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If a LifePath Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with MIP's custodian cash or high-grade debt securities in a segregated account of the LifePath Master Portfolio in an amount at least equal to the value of the LifePath Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the LifePath Master Portfolio's commitment with respect to the contract.

  At or before the maturity of a forward contract, a LifePath Master Portfolio either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the LifePath Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the LifePath Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The cost to a LifePath Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a LifePath Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the LifePath Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

  The purchase of options on currency futures allows a LifePath Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

  Future Developments. Each LifePath Master Portfolio may take advantage of
  -------------------
opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a LifePath Master Portfolio would provide appropriate disclosure in its prospectus or this SAI.

  Lending Portfolio Securities. To a limited extent, each Master Portfolio may
  ----------------------------
lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Portfolio can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Master Portfolio considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Portfolio to be the equivalent of cash. From time to time, a Master Portfolio may return to the borrower, or to a third party unaffiliated with MIP which is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.

  The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Master Portfolio must be able to terminate the loan at any time; (4) the Master Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

  Warrants -- Each LifePath Master Portfolio may invest generally up to 5% of
  --------
its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities.

A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

  Fixed-Income Obligations -- Investors should be aware that even though
  ------------------------
interest-bearing obligations are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter-term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain obligations that may be purchased by the LifePath Master Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Obligations rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Obligations rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these obligations and, therefore, impair timely payment. Obligations rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a LifePath Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the obligation until such time as BGFA determines it to be advantageous for the LifePath Master Portfolio to sell the obligation. If such a policy would cause a LifePath Master Portfolio to have 5% or more of its net assets invested in obligations that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such obligations in an orderly manner.

  Repurchase Agreements.  Each Master Portfolio may engage in a repurchase
  ----------------------
agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Master Portfolio. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940
Act.

  Floating- and Variable-Rate Obligations--Each Master Portfolio may purchase
  ---------------------------------------
floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Portfolio may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Portfolio may invest. The Adviser, on behalf of each Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Master Portfolio's portfolio. No Master Portfolio invests more than 15% of the value of its net assets in illiquid securities including floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


                                   MANAGEMENT

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Management of the Funds". Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.

                                                                         Principal Occupations
Name, Address and Age                 Position                            During Past 5 Years
------------------------------  ---------------------  ----------------------------------------------------------
Jack S. Euphrat, 75             Director               Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46             Director, Chairman     Executive Vice President of Stephens Inc.;
                                 and President         President of Stephens Insurance Services Inc.;
                                                       Senior Vice President of Stephens Sports
                                                       Management Inc.; and President of Investors
                                                       Brokerage Insurance Inc.

Thomas S. Goho, 55              Director               Associate Professor of Finance, Calloway School of
P.O. Box 7285                                          Business and Accounting at Wake Forest University since
Reynolda Station                                       1982.
Winston-Salem, NC 27104


                                                       Principal Occupations
      Name, Address and Age     Position               During Past 5 Years
------------------------------  ---------------------  ----------------------------------------------------------
*W. Rodney Hughes, 71           Director               Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53            Director               Chairman of Home Account Network, Inc.; Real Estate
4 Beaufain Street                                      Developer; Chairman of Renaissance Properties Ltd.;
Charleston, SC 29401                                   President of Morse Investment Corporation; and
                                                       Co-Managing Partner of Main Street Ventures.

Richard H. Blank, Jr.,  41      Chief Operating        Vice President of Stephens Inc.; Director of
                                Officer, Secretary     Stephens Sports Management Inc.; and Director
                                and Treasurer          of Capo Inc.




                               COMPENSATION TABLE
                  For the Fiscal Year Ended February 28, 1998


                                                                                                 Total Compensation
                                                                  Aggregate Compensation          FROM REGISTRANT
Name and Position                                                     from Registrant             and Fund Complex
-----------------                                                 -----------------------    ---------------------------
Jack S. Euphrat                                                                   $11,250                      $11,250
  Director

*R. Greg Feltus                                                                         0                            0
  Director

Thomas S. Goho                                                                    $11,250                      $11,250
  Director

*Zoe Ann Hines/1/                                                                       0                            0
  Director

*W. Rodney Hughes                                                                 $11,000                      $11,000
  Director

Robert M. Joses/2/                                                                $ 1,000                      $ 1,000
  Director

*J. Tucker Morse                                                                  $11,000                      $11,000
  Director

---------------

/1/  Zoe Ann Hines retired as of January 28, 1998.
/2/  Robert M. Joses retired as of December 31, 1997.

  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Master Investment Portfolio and Managed Series Investment Trust are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act (the "BGFA Fund Complex" ). Stagecoach Funds, Inc., Stagecoach Trust and Life & Annuity Trust together form a separate fund complex (the "Wells Fargo Fund Complex"). Prior to December 15, 1997, the Wells Fargo Fund Complex also included Overland Express Funds, Inc. and Master Investment Trust. On that date, Overland Express Funds, Inc. was consolidated with and into Stagecoach Funds, Inc. and Master Investment Trust was dissolved. Each of the Directors and Officers of the Company serves in the identical capacity as Directors/Trustees and Officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes. The Directors are compensated by other companies and trusts within a fund complex for their services as Directors/Trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  MASTER/FEEDER STRUCTURE. Each LifePath Fund seeks to achieve its investment objective by investing all of its assets into the corresponding LifePath Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Fund's and Master Portfolios' expenses and management.

  A Fund may withdraw its investment in a Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.

  Investment Adviser. BGFA provides investment advisory services to each Master
  ------------------
Portfolio pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

  BGFA is entitled to receive monthly fees at the annual rate of 0.55% of each Master Portfolio's average daily net assets as compensation for its advisory services to such Master Portfolio.

  As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days' written notice by MIP's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's shares, or, on not less than 60 days' written notice, by BGFA. The applicable BGFA Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

  Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo") provided investment advisory services to each Master Portfolio pursuant to an Investment Advisory Agreement with MIP.

  For the period beginning March 1, 1995 and ended December 31, 1995, the advisory fees paid to Wells Fargo by the corresponding Master Portfolio of each LifePath Fund is shown below, without waivers.

                                            3/1/95 - 12/31/95
       MASTER PORTFOLIO                         FEES PAID
------------------------------            ----------------------
LifePath 2000 Master Portfolio                   $363,599
LifePath 2010 Master Portfolio                   $312,512
LifePath 2020 Master Portfolio                   $520,362
LifePath 2030 Master Portfolio                   $343,916
LifePath 2040 Master Portfolio                   $503,384

  For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal years ended February 28, 1997 and February 28, 1998, the advisory fees paid to BGFA by the corresponding Master Portfolio of each LifePath Fund is shown below, without waivers.

                                                 1/1/96 - 2/29/96       FYE 2/28/97           FYE 2/28/97
       MASTER PORTFOLIO                             FEES PAID            FEES PAID             FEES PAID
------------------------------            -----------------------  ---------------------  -------------------
LifePath 2000 Master Portfolio                  $          99,511             $  689,347           $  656,142
LifePath 2010 Master Portfolio                  $          86,919             $  757,505           $1,018,984
LifePath 2020 Master Portfolio                  $         141,075             $1,149,160           $1,572,634
LifePath 2030 Master Portfolio                  $          93,240             $  714,647           $1,048,151
LifePath 2040 Master Portfolio                  $         148,324             $1,154,330           $1,767,632

  Investment Sub-Adviser. Prior to January 1, 1996, WFNIA provided
  ----------------------
investment sub-advisory services to each Master Portfolio pursuant to an Investment Sub-Advisory Agreement with Wells Fargo.

  For the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo paid to WFNIA the following sub-advisory fees shown below, without waivers:

                                              3/1/95 - 12/31/95
       MASTER PORTFOLIO                           FEES PAID
------------------------------             --------------------
LifePath 2000 Master Portfolio                   $261,344
LifePath 2010 Master Portfolio                   $224,903
LifePath 2020 Master Portfolio                   $374,802
LifePath 2030 Master Portfolio                   $247,703
LifePath 2040 Master Portfolio                   $361,673

  Co-Administrators. The Company has engaged Stephens Inc. ("Stephens") and
  -----------------
Barclays Global Investors, N.A. ("BGI") to provide certain administration services to the Funds. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administrative services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodians, independent auditors and legal counsel;
(ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Company; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Funds together with all other administrative services reasonably necessary for the operation of the Funds, other than those services provided by the Company's transfer and dividend disbursing agent. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the LifePath Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees, and expenses of printing and preparing prospectuses, SAIs and other Fund materials. For providing such services, Stephens and BGI are entitled to a fee of 0.40% of each Fund's average daily net assets. Effective October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services. Prior to October 21, 1996, Stephens served as sole administrator to the Funds.

  For the fiscal period beginning March 26, 1996 (commencement of operations) and ended February 28, 1997, the LifePath Funds paid the following administration and co-administration fees to Stephens:


FUND                       3/26/96-2/28/97
--------------            ----------------
LifePath 2000 Fund             $ 48,666
LifePath 2010 Fund             $ 90,007
LifePath 2020 Fund             $109,730
LifePath 2030 Fund             $ 58,134
LifePath 2040 Fund             $ 62,981

  For the period beginning October 21, 1996 and ended February 28, 1997, the LifePath Funds paid the following co-administration fees to BGI:

FUND                               10/21/96 - 2/28/97
----                              -------------------
LifePath 2000 Fund                    $28,780
LifePath 2010 Fund                    $55,628
LifePath 2020 Fund                    $64,702
LifePath 2030 Fund                    $36,321
LifePath 2040 Fund                    $48,300

  For the fiscal year ended February 28, 1998, the Funds paid co-administration fees jointly to Stephens and BGI as follows:


FUND                                              FYE 2/28/98
----                                              -----------
LifePath 2000 Fund                                $183,550
LifePath 2010 Fund                                $388,764
LifePath 2020 Fund                                $502,717
LifePath 2030 Fund                                $293,010
LifePath 2040 Fund                                $372,862

  Distributor. Stephens acts as the exclusive distributor of each Fund's shares
  -----------
pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company on behalf of the Funds. Shares are sold on a continuous basis by Stephens as agent, although Stephens is not obligated to sell any particular amount of shares. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the Adviser discussed above.

  Class R Distribution Plan -- The Company has adopted on behalf of the Class R shares of the Funds, a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R shares (a "Plan"). Each Fund may participate in joint distribution activities with other MasterWorks Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs.

  The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interest Directors").

  Under the Plan and pursuant to the related Distribution Agreement with Stephens, the Funds may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R shares of the Funds offering such shares.

  The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

  General. The Plan will continue in effect from year to year if such
  -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Company or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Funds involved, and no material amendments to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

  The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

  BGI, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, BGI has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including BGI, that have previously developed distribution channels and relationships with the customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.


  MIP Distribution Plan. MIP's Board of Trustees has adopted, on behalf of each
  ---------------------
Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (also, a "Plan"). The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act ) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by BGFA to Wells Fargo in connection with the sale of WFNIA may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio such payment would be authorized pursuant to the Plan. The Master Portfolio's do not currently pay any amounts pursuant to the Plan.

  Shareholder Services Plan. The Company has adopted a Shareholder Services Plan
  -------------------------
on behalf of the Funds. Pursuant to this Plan, financial institutions (which may include BGI and its affiliates) may act as the shareholder servicing agent (an "Agent") for each Fund pursuant to Shareholder Servicing Agreements. Such Agent will agree to perform certain shareholder liaison services such as answering shareholder inquiries regarding account status and history, and the manner in which purchases, exchanges and redemptions of Fund shares may be made. For its services as the Agent for the Funds, BGI is entitled to receive fees at the annual rate of up to 0.20% of the average daily net assets of each Fund. Such fees are payable pursuant to the Co-Administration Agreement. Prior to ________________, Wells Fargo Bank served as Agent to the Funds.

  Custodian. IBT, concurrent with its appointment as sub-administrator for the
  ---------
Funds on October 21, 1996, also has been retained as custodian of each Fund's investments, and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. IBT shall not be entitled to compensation for providing custody services to the Funds pursuant to the Custody Agreement so long as it receives fees from BGI for providing sub-administration services to the Funds. Prior to October 21, 1996, BGI served as the Fund's custodian and was not entitled to receive a fee.

  Transfer and Dividend Disbursing Agent.  IBT has been retained as the transfer
  --------------------------------------
and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee computed on the basis of the number of shareholder accounts that it maintains for the Funds and to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. The annual maintenance fee is paid as follows:

                                                   ANNUAL FEE
                                           --------------------------
Up to 200 accounts*                         $6,000 per feeder/class
From 201 to 250 accounts                    $8,500 per feeder/class
Over 250 accounts                           $10,000 per feeder/class

_______________

* Defined as each account that is set up for an individual or plan sponsor on a Fund by Fund basis.


  In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies which the Company specifically orders or requires IBT to order.

  Prior to March 2, 1998, Wells Fargo Bank served as transfer and dividend disbursing agent to the Funds, and was entitled to receive a monthly fee at an annual rate of 0.10% of the average daily net assets of each Fund for such services.


                       PURCHASE AND REDEMPTION OF SHARES

  Terms of Purchase. The Funds are generally open Monday through Friday and are
  -----------------
closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s, Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

  Payment for shares of a LifePath Fund may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

  LifePath Master Portfolios. The securities of the LifePath Master Portfolios,
  --------------------------
including covered call options written by a LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. In making a good-faith valuation of restricted securities, the following are generally considered: restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if the Adviser believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

  Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by the Adviser. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the LifePath Master Portfolios. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

  Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each LifePath Master Portfolio's interests.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

  General.  The Company intends to qualify each Fund as a regulated investment
  -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied individually to each Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income(which, for this purpose includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

  In addition, a regulated investment company must, in general, derive less than 30% of its gross income for a taxable year from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

  Each Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in a Master Portfolio. Under the Code, each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the corresponding Fund (and the Master Portfolio's other investors) in proportion to each Fund's ownership interest in the Master Portfolio. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of interest, dividends, gains or losses without a corresponding distribution.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund (other
  ----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Taxation of Master Portfolio Investments.  Except as otherwise provided
  ----------------------------------------
herein, gains and losses realized by a Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

  Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

  If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

  Under Section 1256 of the Code, a Master Portfolio will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed non-equity options. In this regard,
Section 1256 contracts will be deemed to have been sold at market value. Under
Section 1256 of the Code, sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

  Under Section 988 of the Code, a Master Portfolio will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolios will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact to the Funds and their shareholders.

  Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by a regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

  If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Master Portfolio may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Master Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Master Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Master Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Master Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Master Portfolio will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if it makes the available election.

  Foreign Taxes.   Income and dividends received by a Fund (through a Master
  -------------
Portfolio) from foreign securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

  Capital Gain Distributions.  Distributions which are designated by a Fund as
  --------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers generally were taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers generally are now taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months, and a maximum rate of 25% for certain gains attributable to the sale of real property. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

  Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The IRS has published a notice applicable to pass-through entities until regulations are promulgated. Pursuant to the notice, each Fund is permitted (but not required) to designate the portion of its capital gain distributions, if any, to which the 28%, 25% and 20% rates described in the preceding paragraph apply, based on the net amount of each class of capital gain realized by the Fund determined as if the Fund is a noncorporate taxpayer. Noncorporate shareholders of the Funds may therefore qualify for the reduced rate of tax on capital gain distributions paid by the Funds.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to
  --------------------------
redemption (including a redemption in-kind) or exchanges ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Obviously, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Backup Withholding.  The Company may be required to withhold, subject to
  ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that his or her taxpayer identification number ("TIN"), which usually is his or her social security number, provided to the Company is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit against the shareholder's federal income tax liability, if any, or otherwise will be refundable. An investor must provide a valid TIN to the Company upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) generally are not subject to backup withholding.

  Corporate Shareholders.  Corporate shareholders of the Funds may be eligible
  ----------------------
for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

  Foreign Shareholders.  Under the Code, distributions of net investment income
  --------------------
by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain generally are not subject to federal income tax withholding.

  New Regulations.  On October 6, 1997, the Treasury Department issued new
  ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations generally will be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions paid to foreign shareholders which is subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the application to them of the New Regulations.

  Other Matters.  Investors should be aware that the investments to be made by a
  -------------
Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                            PERFORMANCE INFORMATION

  LifePath Funds. Average annual total return is calculated by determining the
  --------------
ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

  Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

  The LifePath Funds' Class I shares are successors to the assets of the Institutional Class shares of the Stagecoach Trust LifePath Funds (the "Predecessor Funds"), which commenced operations on March 1, 1994. The Class R shares of the Funds commenced operations on January 18, 1999. The performance information shown below for periods prior to March 26, 1996, the Company's LifePath Funds' commencement of operations, reflects the performance of the Predecessor
Funds. For periods after March 26, 1996, the performance information shown below reflects the performance of the Funds' Class I shares, adjusted to reflect the expenses of the Funds' Class R shares in effect as of January 18, 1999.

  For the fiscal year ended February 28, 1998 and the fiscal period from March 1, 1994 (commencement of operations) to February 28, 1998, the average annual total returns on the Funds' Class R shares were as follows:

Class R              3/1/94-2/28/98          FYE 2/28/98
-------              --------------          -----------
LifePath 2000            8.63%                  12.32%
LifePath 2010           13.30%                  18.73%
LifePath 2020           16.45%                  24.25%
LifePath 2030           18.84%                  28.22%
LifePath 2040           21.15%                  30.95%

  For the fiscal period from March 1, 1994 to February 28, 1998, the cumulative total returns on the Funds' Class R shares were as follows:

Class R                                         3/1/94-2/28/98
--------                                        --------------
LifePath 2000                                        39.26%
LifePath 2010                                        64.76%
LifePath 2020                                        83.83%
LifePath 2030                                        99.38%
LifePath 2040                                       115.34%

  From time to time, the Company may use, in advertisements and other types of literature, information and statements: (1) describing the Adviser, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies; (2) describing the Funds as one of the first mutual funds to offer a flexible investment strategy designed to change over specific time horizons; (3) describing the performance for the MasterWorks LifePath Funds; (4) describing the level of assets under management by the Adviser; and (5) describing the Advisers as managing approximately [$575] billion in assets as of _______________, 1998 for Fortune 500 companies, governments and other institutions around the world.

  From time to time and only to the extent the comparison is appropriate for a Fund, the Company may quote the performance of a Fund in advertising and other types of literature and may compare the performance of a Fund to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.


                             PORTFOLIO TRANSACTIONS

  Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

  Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Brokerage Commissions. For the fiscal years ended February 29, 1996, February
  ---------------------
28, 1997 and February 28, 1998, the corresponding Master Portfolio of each Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.


MASTER PORTFOLIO
-----------------------------------------                          Commissions Paid

                                                  FYE 2/29/96         FYE 2/28/97         FYE 2/28/98
                                              ------------------  ------------------  ------------------
LifePath 2000 Master Portfolio                        $ 8,311             $ 3,639             $ 9,361
LifePath 2010 Master Portfolio                        $12,053             $ 8,837             $15,306
LifePath 2020 Master Portfolio                        $29,666             $12,383             $29,153
LifePath 2030 Master Portfolio                        $33,786             $ 6,927             $28,908
LifePath 2040 Master Portfolio                        $71,608             $28,047             $94,717

  Securities of Regular Broker Dealers. As of February 28, 1998, the
  ------------------------------------
corresponding Master Portfolio of each Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


                     LIFEPATH 2000 MASTER
                     --------------------
                     GOLDMAN SACHS                                           $ 5,000,000
                     J.P. MORGAN                                                  41,347
                     LEHMAN BROS HOLDINGS                                         31,531
                     MERRILL LYNCH                                                37,928
                     MORGAN STANLEY                                               68,590


                     LIFEPATH 2010 MASTER
                     --------------------
                     GOLDMAN SACHS                                           $ 9,000,000
                     J.P. MORGAN                                                 189,288
                     LEHMAN BROS HOLDINGS                                         50,450
                     MERRILL LYNCH                                               198,514
                     MORGAN STANLEY                                              328,681


                     LIFEPATH 2020 MASTER
                     --------------------
                     GOLDMAN SACHS                                           $14,000,000
                     J.P. MORGAN                                                 426,854
                     LEHMAN BROS HOLDINGS                                        126,125
                     MERRILL LYNCH                                               475,032
                     MORGAN STANLEY                                              752,033


                     LIFEPATH 2030 MASTER
                     --------------------
                     GOLDMAN SACHS                                           $ 9,000,000
                     J.P. MORGAN                                                 362,085
                     LEHMAN BROS HOLDINGS                                        132,431
                     MERRILL LYNCH                                               407,477
                     MORGAN STANLEY                                              650,094


                     LIFEPATH 2040 MASTER
                     --------------------
                     GOLDMAN SACHS                                           $15,000,000
                     J.P. MORGAN                                                 609,091
                     LEHMAN BROS HOLDINGS                                        182,881
                     MERRILL LYNCH                                               687,859
                     MORGAN STANLEY                                            1,606,436

                                 CAPITAL STOCK

  The Company, an open-end, management investment company, was incorporated in Maryland on October 15, 1992. The authorized capital stock of the Company consists of 13,900,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of twelve series of shares six of which have two classes of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds.

  All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by a series or class is required by law or where the matter involved only affects one series or class. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Each class of share in a Fund represents an equal proportional interest in the Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. With respect to matters affecting one class, but not another, shareholders of each Fund vote as a class. For example, approval of a distribution plan is voted on only by members of the class affected by the plan. Subject to the foregoing, all shares of a Fund have equal voting rights. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  MIP is an open-end, series management investment companies organized as Delaware business trust on October 21, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, MIP's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

  The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but are required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to a Company. Whenever a Fund is requested to vote on a matter with respect to its MIP, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

  In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of MIP, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

  As of November 1, 1998, the shareholders identified below were known by the Company to own 5% or more of each LifePath Fund's Class I shares outstanding shares in the indicated capacity. As of said date, there were no shareholders of the Class R shares of the Funds.

                                [TO BE UPDATED]

                                        NAME AND ADDRESS                  PERCENTAGE        NATURE OF
NAME OF FUND                             OF SHAREHOLDER                    OF FUND          OWNERSHIP
------------------         ------------------------------------------  ----------------  ---------------
LifePath 2000 Fund                Merrill Lynch Trust Co. FSB                    79.28%      Record
Class I                           FBO Various 401 K Plans
                                  P.O. Box 62000
                                  San Francisco, CA 94162

                                  Siemens Corp. Savings Plan                     12.66%      Record
                                  Bankers Trust Company TR
                                  P.O. Box 1992 MS D5
                                  Boston, MA 02105

LifePath 2010 Fund                Merrill Lynch Trust Co. FSB                    68.46%      Record
Class I                           FBO Various 401 K Plans
                                  P.O. Box 62000
                                  San Francisco, CA 94162

                                  Wachovia Bank NA                                7.40%      Record
                                  P.O. Box 3073
                                  301 N. Main Street
                                  Winston Salem, NC 27150

                                  Siemens Corp. Savings Plan                      8.38%      Record
                                  Bankers Trust Company TR
                                  P.O. Box 1992 MS D5
                                  Boston, MA 02105

LifePath 2020 Fund                Merrill Lynch Trust Co. FSB                    72.61%      Record
Class I                           FBO Various 401 K Plans
                                  P.O. Box 62000
                                  San Francisco, CA 94162

                           NAME AND ADDRESS                  PERCENTAGE       NATURE OF
NAME OF FUND               OF SHAREHOLDER                    OF FUND          OWNERSHIP
------------               ----------------                  -----------      ---------
LifePath 2020 Fund         Siemens Corp. Savings Plan              8.83%      Record
Class I                    Bankers Trust Company TR
                           P.O. Box 1992 MS D5
                           Boston, MA 02105

                           Charles Schawab & Co Inc                6.29%      Record
                           Special Custodian
                           A/C for the Exclusive Benefit
                           of Our Customers
                           Attn: Mutual Funds
                           101 Montogmery Street
                           San Francisco, CA 94104

LifePath 2030 Fund         Merrill Lynch Trust Co. FSB            70.73%      Record
Class I                    FBO Various 401 K Plans
                           P.O. Box 62000
                           San Francisco, CA 94162

                           Siemens Corp. Savings Plan             12.30%      Record
                           Bankers Trust Company TR
                           P.O. Box 1992 MS D5
                           Boston, MA 02105

                           Wachovia Bank NA                        5.22%      Record
                           P.O. Box 3073
                           301 W Main Street MC NC 31057
                           Winston Salem, NC 27150

LifePath 2040 Fund         Merrill Lynch Trust Co. FSB            65.20%      Record
Class I                    FBO Various 401 K Plans
                           P.O. Box 62000
                           San Francisco, CA 94162

                           Siemens Corp. Savings Plan             14.60%      Record
                           Bankers Trust Company TR
                           P.O. Box 1992 MS D5
                           Boston, MA 02105

                           Bankers Trust Co. of CA NA TEEE         6.63%      Record
                           FBO Pacificorp K Plus Employee
                           Savings & Stock Ownership Plan
                           300 S. Grand Avenue, 40th Floor
                           Los Angeles, CA 90071

                           Wells Fargo Bank FBO                    5.88%      Record
                           Business Retirement Programs
                           Omnibus Act
                           MF MAC 9139-027
                           P.O. Box 9800
                           Calabasas, CA 91372

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

                                     OTHER

  Each Fund share, irrespective of class, has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Each share of a class has identical voting rights with respect to each other share of that class in the Fund that issues it. However, there are certain matters which affect one class but not another. Currently, the only such matter is the existence of a Distribution Plan pursuant to Rule 12b-11 under the 1940 Act with respect to the Class R shares but not the Class I shares. On this matter the shareholders of the affected class vote as a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

  The Registration Statement, including the Prospectus for the LifePath Funds, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

  The Funds send annual and semi-annual financial statements to all its shareholders of record.



                                    COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006-1812, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.


                             INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, has been selected to serve as independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.


                             FINANCIAL INFORMATION

  The audited financial statements, including the portfolio of investments, and independent auditors' report for the fiscal period ended February 28, 1998 for each LifePath Fund and corresponding LifePath Master Portfolio are hereby incorporated by reference to the MasterWorks Funds, Inc. Annual Report, as filed with the SEC on May 1, 1998. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

  Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

BOND RATINGS

AAA

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

COMMERCIAL PAPER RATING

  The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S

BOND RATINGS

Aaa

  Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

  Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

  Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

  The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and this ordinarily is evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily is evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, are more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

  The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

A

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2

  Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

DUFF

BOND RATINGS

AAA

  Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA

  Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A

  Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB

  Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

  The rating "D-1" is the highest commercial paper rating assigned by Duff. Paper rated "D-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "D-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

BOND AND LONG-TERM RATINGS

  Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

  The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

  An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long-and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or interestholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                            MASTERWORKS FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                             ASSET ALLOCATION FUND

                                CLASS R SHARES

                               JANUARY 18, 1999

  MasterWorks Funds Inc. ("Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about Class R shares of the Company's ASSET ALLOCATION FUND (the "Fund"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Asset Allocation Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). The Master Portfolio has the same investment objective as the Fund as described in its prospectus. See "The
Fund -- Investment Objective and Policies."

  Barclays Global Fund Advisors ("BGFA") serves as investment advisor to the Master Portfolio. References to the investments, investment policies and risks of the Fund unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

  This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated January 18, 1999. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing MasterWorks Funds Inc., c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.

                               TABLE OF CONTENTS

General Information...................................................    1
Investment Restrictions...............................................    1
Additional Permitted Investment Activities............................    6
Management............................................................   11
Purchase and Redemption of Shares.....................................   18
Determination of Net Asset Value......................................   19
Taxes.................................................................   19
Performance Information...............................................   24
Portfolio Transactions................................................   28
Capital Stock.........................................................   30
Other.................................................................   32
Counsel...............................................................   33
Independent Auditors..................................................   33
Financial Information.................................................   33
SAI Appendix..........................................................  A-1
Financial Statements..................................................  F-1

                              GENERAL INFORMATION

  The Company is a registered investment company which currently offers twelve series, including the Fund. MIP is a registered investment company consisting of nine series including the Asset Allocation Master Portfolio. The Fund invests all of its assets in the Master Portfolio which has the same or substantially the same investment objectives as the Fund.

  On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds Inc."

                            INVESTMENT RESTRICTIONS

  The Fund and Master Portfolio have adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Directors of the Company at any time.

  FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following investment restrictions, all of which are fundamental policies.

  The Asset Allocation Fund may not:

  (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the stock portion of the Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Fund, the Fund will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); and (iii) in the case of the money market portion of the Fund, its money market instruments may be concentrated in the banking industry (but will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1);

  (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

  (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with its investment policies;

  (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

  (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

  (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriter for purposes of this paragraph (6);

  (7) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (7);

  (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

  (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may enter into futures and options contracts in accordance with its investment policies, except that the Fund may purchase securities with put rights in order to maintain liquidity;

  (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's, total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10); or

  (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

  (1) The Fund may not, unless required by its investment strategy of replicating the composition of a published market index:

     (a) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (b) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio of MIP.

  (2) The Fund reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities.

  (3) The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. However, these limits should not prevent the Fund from investing all of its assets in the Master Portfolio.

  The Master Portfolio to the Fund is subject to the following investment restrictions.

  FUNDAMENTAL INVESTMENT RESTRICTIONS. The Master Portfolio is subject to the following investment restrictions, all of which are fundamental policies.

  The Master Portfolio may not:

  (1) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

  (2) hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

  (3) invest in commodities, except that the Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

  (4) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

  (5) borrow money, except that the Master Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

  (6) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and MIP's Board of Trustees.

  (7) act as an underwriter of securities of other issuers, except to the extent that the Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

  (8) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of the Master Portfolio, there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the stock portion of the Asset Allocation Master Portfolio, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Master Portfolio, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); (iii) in the case of the money market portion of the Master Portfolio, its money market instruments may be concentrated in the banking industry (but will not do so unless the SEC staff confirms that it does not object to the Master Portfolio reserving freedom of action to concentrate investments in the banking industry).

  (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the Master Portfolio's fundamental policies (3) and (5) and non-fundamental policies (2) and (3), may be deemed to give rise to a senior security.

  (10) purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Master Portfolio is subject to the following non-fundamental policies.

  The Master Portfolio may not:

  (1) invest in the securities of a company for the purpose of exercising management or control, but the Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

  (2) pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

  (3) purchase, sell or write puts, calls or combinations thereof, except as may be described in the Master Portfolio's offering documents.

  (4) purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

  (5) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Master Portfolio's net assets would be so invested.

  (6) purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

  (7) purchase or retain securities of any issuer if the officers or Directors of the Company or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

  Asset Allocation Model. A key component of the Asset Allocation Model is a set
  ----------------------
of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model for the Asset Allocation Master Portfolio currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts; (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P; (iii) the present yield on money market instruments; (iv) the historical statistical standard deviation in investment return for each class of asset; and (v) the historical statistical correlation of investment returns among the various asset classes in which the Master Portfolio invests.

  Repurchase Agreements.  The Master Portfolio may engage in a repurchase
  ---------------------
agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio Fund at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Master Portfolio. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940 Act.

  Floating- and Variable-Rate Obligations. The Master Portfolio may purchase
  ---------------------------------------
floating- and variable-rate obligations as described in the Prospectus. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio Fund may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  Unrated, Downgraded and Below Investment Grade Investments. The Master
  ----------------------------------------------------------
Portfolio may purchase instruments that are not rated if, in the opinion of its adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

  The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

  Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio's shares.

  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

  Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

  Letters of Credit. Certain of the debt obligations (including municipal
  -----------------
securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

  When-Issued Securities. Certain of the securities in which the Master
  ----------------------
Portfolio may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Master Portfolio only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Master Portfolio currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year. The Master Portfolio will establish a segregated account in which it will maintain cash or liquid, high-grade debt securities in an amount at least equal in value to the Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

  Loans of Portfolio Securities. The Master Portfolio may lend securities from
  -----------------------------
its portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Master Portfolio may receive as collateral will not become part of the Master Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, BGFA, or the Distributor.

  Futures Contracts. The Fund's Master Portfolio may use futures contracts as a
  -----------------
hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which the Master Portfolio invests. In managing its cash flows, the Master Portfolio also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, the Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked-to-market."

  The Master Portfolio may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the Master Portfolio; (ii) the purchase of a futures contract when the Master Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If the Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead the Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Master Portfolio expects to apply a portion of its cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by the Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio (the bond portion of the Master Portfolio will not be identical to the securities underlying the futures contracts). Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

                                   MANAGEMENT

  Directors and Officers. The following information supplements and should be
  ----------------------
read in conjunction with the Prospectus section entitled "Management of the Fund." Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. Each of the Officers and Directors of the Company serve in the identical capacity as Officers and Trustees of the Trust. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock,

Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.

                                                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                POSITION               DURING PAST 5 YEARS
---------------------              ------------             ----------------------
Jack S. Euphrat, 75                Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                Director,                Executive Vice President of Stephens Inc.;
                                   Chairman and             President of Stephens Insurance Services
                                   President                Inc.; Senior Vice President of Stephens
                                                            Sports Management Inc.; and President of
                                                            Investors Brokerage Insurance Inc.

Thomas S. Goho, 55                 Director                 Associate Professor of Finance, Calloway
P.O. Box 7285                                               School of Business and Accounting
Reynolda Station                                            Wake Forest University, since 1982.
Winston-Salem, NC  27109

*W. Rodney Hughes, 71              Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53               Director                 Chairman of Home Account Network, Inc.;
4 Beaufain Street                                           Real Estate Developer; Chairman
Charleston, SC 29401                                        of Renaissance Properties Ltd.;
                                                            President of Morse Investment
                                                            Corporation; and Co-Managing Partner
                                                            of Main Street Ventures.

Richard H. Blank, Jr., 41          Chief                    Vice President of Stephens Inc.; Director
                                   Operating                of Stephens Sports Management Inc.;
                                   Officer,                 and Director of Capo Inc.
                                   Secretary and
                                   Treasurer

                               COMPENSATION TABLE
                  For the Fiscal Year Ended February 28, 1998

                                                     TOTAL COMPENSATION
                         AGGREGATE COMPENSATION       FROM REGISTRANT
NAME AND POSITION           FROM REGISTRANT           AND FUND COMPLEX
-----------------        ----------------------      ------------------
Jack S. Euphrat                  $11,250                   $11,250
  Director
*R. Greg Feltus
  Director                             0                         0
Thomas S. Goho
  Director                       $11,250                   $11,250
*Zoe Ann Hines/1/                      0                         0
  Director
*W. Rodney Hughes                $11,000                   $11,000
  Director

Robert M. Joses/2/               $ 1,000                   $ 1,000
  Director
*J. Tucker Morse                 $11,000                   $11,000
  Director

________________
/1/  Zoe Ann Hines retired as of January 28, 1998.
/2/  Robert M. Joses retired as of December 31, 1997.

  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, MIP and Managed Series Investment Trust ("MSIT") are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act (the "BGFA Fund Complex"). Stagecoach Funds, Inc., Stagecoach Trust and Life & Annuity Trust together form a separate fund complex (the "Wells Fargo Fund Complex"). Prior to December 15, 1997, the Wells Fargo Fund Complex also included Overland Express Funds, Inc. and Master Investment Trust. On that date, Overland Express Funds, Inc. was consolidated with and into Stagecoach Funds, Inc. and Master Investment Trust was dissolved. Each of the Directors and the Officers of the Company serves in the identical capacity as Directors/Trustees and Officers of each registered open-end management investment company in both the BGFA and Wells Fargo Fund Complexes. The Directors are compensated by other companies and trusts within the fund complex for their services as Directors/Trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  Master/Feeder Structure. The Fund seeks to achieve its investment objective by
  -----------------------
investing all of its assets into the Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Trust itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Fund" in the Prospectus for additional description of the Fund's and Master Portfolio's expenses and management.

  The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to its Master Portfolio.

  The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of the MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.

  Investment Adviser. Pursuant to an Investment Advisory Contract with the
  ------------------
Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. Pursuant to the Advisory Contract, BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. BGFA has agreed to provide to the Master Portfolio, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

  BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of the Asset Allocation Portfolio, as compensation for its advisory services to such Master Portfolio.

  The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

  The Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. BGFA is compensated for its custodial services to the Master Portfolio and the Fund out of the advisory fee from the Master Portfolio.

  For the period beginning March 1, 1995 and ended December 31, 1995, the Master Portfolio of the Fund paid to Wells Fargo Bank advisory fees of $997,003, without waivers.

  For the period beginning January 1, 1996 and ended February 29, 1996 and for the fiscal years ended February 28, 1997 and February 28, 1998, the Fund's Master Portfolio paid to BGFA the advisory fees indicated below, without waivers:

     1/1/96 - 2/29/96          FYE 2/28/97              FYE 2/28/98
         FEES PAID              FEES PAID                FEES PAID
         ---------              ---------               -----------
         $ 225,669             $1,153,951                $1,616,380

  Investment Sub-Adviser.  Effective January 1, 1996, the Master Portfolio no
  ----------------------
longer retained Wells Fargo Nikko Investment Adviser ("WFNIA") as investment sub-adviser.

  For the period March 1, 1995 and ended December 31, 1995, Wells Fargo Bank paid to WFNIA sub-advisory fees of $567,009 for services provided to the Master Portfolio, without waivers:

  Co-Administrators. The Company has engaged Stephens Inc. ("Stephens") and
  -----------------
Barclays Global Investors, N.A. ("BGI") to provide certain administration services to the Fund. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Company together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's investment adviser. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which is borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, Stephens and BGI are entitled to 0.40% of the average daily net assets of the Asset Allocation Fund. Effective

October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services. Prior to October 21, 1996, Stephens served as sole administrator to the Fund.

  For the fiscal years ended February 29, 1996 and February 28, 1997, the Fund paid administration and co-administration fees to Stephens as follows:


          FYE 2/29/96                  FYE 2/28/97
          -----------                  -----------
            $349,680                     $572,552

  For the period beginning October 21, 1996 and ended February 28, 1997, the Fund paid co-administration fees to BGI of $337,801.

  For the fiscal year ended February 28, 1998, the Fund paid co-administration fees jointly to Stephens and BGI of $1,844,243.

  Distributor.  Stephens acts as the exclusive distributor of the Fund's shares
  -----------
pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company on behalf of the Fund. Shares are sold on a continuous basis by Stephens as agent, although Stephens is not obligated to sell any particular amount of shares. No compensation is payable by the Company to Stephens for its distribution services. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the Adviser discussed above.

  Shareholder Servicing Plan. The Fund has adopted a Shareholder Servicing Plan
  --------------------------
(each a "Servicing Plan" and collectively the "Servicing Plans"). Under each Servicing Plan and pursuant to each Servicing Agreement, the Fund may pay one or more servicing agents, as compensation for performing certain services, monthly fees at the annual rate of up to 0.20% of the average daily net assets of the Asset Allocation Fund. Payments to a servicing agent by the Fund will be based upon the average daily net assets of the shares of the Fund owned of record by the servicing agent on behalf of customers, or by its customers directly, during the period for which payment is made.

  The Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. The Servicing Agreement may be terminated automatically if assigned, or may be terminated at any time not more than 60 days' nor less than 30 day's after notice, by a vote of a majority of the Disinterested Directors or by a vote of the majority of the outstanding voting securities of the Shares of the Fund of the Company or the affected Fund. The Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the Company's Board of Directors, including a majority of the Disinterested Directors cast at a meeting called for that specific purpose.

  The Servicing Plans require that the servicing agent shall provide to the Treasurer of the Company, at least quarterly, a written report of the amounts expended by the servicing agent (and purposes therefor) under each Servicing Plan, and shall provide to the Company's Board of Directors such information as may reasonably be necessary to an informed determination of whether the Agreement shall be implemented or continued.

  For the fiscal year ended February 28, 1997/1/ the Fund paid shareholder servicing fees as follows and the indicated amounts were waived:

                     FEES             FEES
                     PAID            WAIVED
                     ----            ------
                   $555,606            $0

________________
/1/ Beginning October 21, 1996, shareholder servicing fees were paid out of co-administration fees.

  Custodian.  IBT, concurrent with its appointment as sub-administrator for the
  ---------
Fund on October 21, 1996, also has been retained as custodian to the Fund and Master Portfolio and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Fund. Prior to October 21, 1996, BGI served as custodian to the Fund and was not entitled to receive a fee. For the fiscal year ended February 28, 1998, the Fund did not pay any custody fees.

  Transfer and Dividend Disbursing Agent.  IBT has been retained to act as the
  --------------------------------------
transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee computed on the basis of the number of shareholder accounts that it maintains for the Fund and to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. The annual maintenance fee is paid as follows:

                                                  ANNUAL FEE
                                                  ----------
           Up to 200 accounts/*/            $6,000 per feeder/class
           From 201 to 250 accounts         $8,500 per feeder/class
           Over 250 accounts                $10,000 per feeder/class

_______________
/*/ Defined as each account that is set up for an individual or plan sponsor on a fund by fund basis.

  In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies which the Company specifically orders or requires IBT to order.

  Prior to March 2, 1998, Wells Fargo Bank served as transfer and dividend disbursing agent to the Fund, and was entitled to receive a monthly fee at an annual rate of 0.10% of the average daily net assets of the Asset Allocation Fund for such services.

                       PURCHASE AND REDEMPTION OF SHARES

  Terms of Purchase. The Fund is generally open Monday through Friday and is
  -----------------
closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s. Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund.

  Payment for shares of the Fund may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. The Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in the Master Portfolio.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

  Net asset value per share for the Fund is determined on each day the Fund is open for trading. The Fund's investment in the Master Portfolio is valued at the net asset value of the Master Portfolio's shares.

  Because the Master Portfolio is closed on certain days when the NYSE is open for business, shareholders would not be able to redeem their shares on certain days when there may be significant changes in the value of the Master Portfolio's portfolio securities.

  Master Portfolio securities for which market quotations are available are valued at latest prices. Securities of the Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost with cost being the value of the security on the preceding day

(61st day). Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by an independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities shall be determined in accordance with the applicable procedures, as described above, for the purpose of determining the adequacy of collateral. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees and in accordance with procedures adopted by the Trustees.

                                     TAXES

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning income taxes.

  General.  The Company intends to qualify the Fund as a regulated investment
  -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied individually to the Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income(which, for this purpose includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year.

The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

  In addition, a regulated investment company must, in general, derive less than 30% of its gross income for a taxable year from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

  The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio was to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of interest, dividends, gains or losses without a corresponding distribution.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
  ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Taxation of Master Portfolio Investments.  Except as otherwise provided
  ----------------------------------------
herein, gains and losses realized by the Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

  Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

  If an option granted by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option granted by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

  Under Section 1256 of the Code, the Master Portfolio will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed non-equity options. In this regard,
Section 1256 contracts will be deemed to have been sold at market value.

Under Section 1256 of the Code, sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

  Under Section 988 of the Code, the Master Portfolio will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolio will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact to the Fund and its shareholders.

  Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by a regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If the Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

  If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Master Portfolio may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Master Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Master Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Master Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Master Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Master Portfolio will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if it makes the available election.

  Foreign Taxes.   Income and dividends received by the Fund (through the
  -------------
Master Portfolio) from foreign securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

  Capital Gain Distributions.  Distributions which are designated by the Fund
  --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers generally were taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers generally are now taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months, and a maximum rate of 25% for certain gains attributable to the sale of real property. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

  Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The IRS has published a notice applicable to pass-through entities until regulations are promulgated. Pursuant to the notice, the Fund is permitted (but not required) to designate the portion of its capital gain distributions, if any, to which the 28%, 25% and 20% rates described in the preceding paragraph apply, based on the net amount of each class of capital gain realized by the Fund determined as if the Fund is a noncorporate taxpayer. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on capital gain distributions paid by the Fund.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Obviously, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Backup Withholding.  The Company may be required to withhold, subject to
  ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that his or her taxpayer identification number ("TIN"), which usually is his or her social security number, provided to the Company is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit against the shareholder's federal income tax liability, if any, or otherwise will be refundable. An investor must provide a valid TIN to the Company upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) generally are not subject to backup withholding.

  Corporate Shareholders.  Corporate shareholders of the Fund may be eligible
  ----------------------
for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by the Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

  Foreign Shareholders.  Under the Code, distributions of net investment
  --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain generally are not subject to federal income tax withholding.

  New Regulations.  On October 6, 1997, the Treasury Department issued new
  ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations generally will be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of its distributions paid to foreign shareholders which is subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the application to them of the New Regulations.

  Other Matters.  Investors should be aware that the investments to be made
  -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                            PERFORMANCE INFORMATION

  As indicated in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV. In addition, as indicated in the Prospectus, the Fund, at times, also may calculate total return based on net asset value per share (rather than the public offering price) in which case the figures would not reflect the effect of any sales charge that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed provided that total return data derived pursuant to the calculation described above also are presented.

  The average annual total returns on the Fund from July 2, 1993 (commencement of operations) to February 28, 1998 and for the fiscal year ended February 28, 1998 was as follows:/1/

                 COMMENCEMENT
                   THROUGH
                   2/28/98            FYE 2/28/98
                 ------------         -----------
                     ----                 ----

________________
/1/ The performance of Class R shares has been calculated based on the performance information for the Class I shares adjusted to reflect Class R shares fees and expenses.

  The cumulative total returns on the Fund from July 2, 1993 (commencement of operations) to February 28, 1998 was [__%]. The performance of Class R shares has been calculated based on the performance information for the Class I shares adjusted to reflect Class R shares fees and expenses.

  As indicated in the Prospectus, the Asset Allocation Fund may advertise certain yield information. As, and to the extent required by the SEC, yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(((a-b)/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of the Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

  Generally. The yield for the Fund fluctuates from time to time, unlike bank
  ---------
deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

  Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  In addition, investors should recognize that changes in the net asset values of shares of the Fund affect the yield of such Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Performance Comparisons. From time to time and only to the extent the
  -----------------------
comparison is appropriate for the Fund, the Company may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

  Performance information for the Asset Allocation Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Treasury Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

  The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the
Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolio's investment adviser, sub-investment adviser or its affiliates.

  The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

  Other Advertising Items. From time to time, the Company also may include in
  -----------------------
advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Asset Allocation Fund and a comparison of this strategy with other investment strategies. In particular, the responsiveness of the Fund to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having BGFA, as investment adviser, monitor and reallocate investments among the three asset categories described in the Fund's Prospectus. The Company's advertising or other marketing materials also might set forth illustrations depicting examples of recommended allocations in different market conditions.

  The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard

& Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. The Company also may include from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

                             PORTFOLIO TRANSACTIONS

  Since the Fund invests all of its assets in a Master Portfolio of MIP, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over- the-counter-market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

  Under the 1940 Act, persons affiliated with a Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. BGFA may cause the Asset Allocation Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Master Portfolio. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

  Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Portfolio Turnover. The portfolio turnover rates for the Asset Allocation
  ------------------
Master Portfolio generally is not expected to exceed 450%. The high portfolio turnover rate for the Asset Allocation Master Portfolio may result in higher transaction (i.e., principal markup/markdown, brokerage, and other transaction) costs. The portfolio turnover rate will not be a limiting factor when BGFA deem portfolio changes appropriate.

  Brokerage Commissions. For the fiscal years ended February 29, 1996, February
  ---------------------
28, 1997 and February 28, 1998, the Master Portfolio of the Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

                               COMMISSIONS PAID

              FYE 2/29/96         FYE 2/28/97         FYE 2/28/98
              -----------      ----------------       -----------
               $ 9,782              $28,606             $11,933

  Securities of Regular Broker/Dealers. As of February 28, 1998, the Master
  ------------------------------------
Portfolio of the Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

                 BROKER/DEALER              AMOUNT
                 -------------              ------
              Goldman Sachs & Co.        $21,000,000
              J.P. Morgan                $   999,259

                                 CAPITAL STOCK

  The Company, an open-end, management investment company, was incorporated in Maryland on October 15, 1992. The authorized capital stock of the Company consists of 12,100,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of twelve series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds.

  All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  MIP is an open-end, series management investment companies organized as a Delaware business trust. MIP was organized on October 21 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, MIP's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

  The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but are required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to a Company. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

  In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

  As of November 1, 1998, the shareholders identified below were known by the Company to own 5% or more of the Fund's outstanding shares in the following capacity:


NAME AND ADDRESS                  PERCENTAGE             NATURE OF
 OF SHAREHOLDER                    OF FUND               OWNERSHIP
----------------                  -----------            ---------
Merrill Lynch Trust Co.               88.09%              Record
FSB
FBO Various 401k Plans
P.O. Box 62000
San Francisco, CA 94162

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presume to control the Fund.

                                     OTHER

  The Registration Statement of the Trusts and the Company, including the Prospectus for Asset Allocation Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006-1812, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

                              INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP has been selected as the independent auditor for the Company and the Trusts. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

  The audited financial statements, including the portfolio of investments, and independent auditors' report for the fiscal year ended February 28, 1998 for the Asset Allocation Fund and Master Portfolio is hereby incorporated by reference to the MasterWorks Funds Inc. Annual Report, as filed with the SEC on May 1, 1998. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                  SAI APPENDIX

  The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

CORPORATE BONDS

  Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers "1," "2" and "3" in each rating category from "Aa" through "Baa" in its rating system. The modifier "1" indicates that the security ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end.

  S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE COMMERCIAL PAPER

  Moody's: The highest rating for corporate commercial paper is "Prime-1". Issuers rated "Prime-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "Prime-2" "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

  S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             MASTERWORKS FUNDS INC.
                          FILE NO. 33-54126; 811-7332

                                     PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.
          ---------------------------------

   (a)   Financial Statements:

         The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1998 for the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on May 1, 1998.

         The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1998 for the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040, Master Portfolios of Master Investment Portfolio ("MIP") are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on May 1, 1998.


   (b)   Exhibits:

   Exhibit
   Number                    Description
   ------                    -----------

      1         -   Restated Articles of Incorporation dated October 31, 1995, incorporated by reference to Post-Effective Amendment No.
                    11, filed December 1, 1995.

      2         -   By-Laws, incorporated by reference to Post-Effective
                    Amendment No. 8, filed June 27, 1995.

      3         -   Not applicable

      4         -   Not applicable

      5         -   Not applicable

   Exhibit
   Number                    Description
   ------                    -----------

      6            -  Amended and Restated Distribution Agreement with
                      Stephens Inc. on behalf of the Funds, dated February 16, 1996, incorporated by reference to Post-Effective
                      Amendment No. 13, filed June 28, 1996.

      7            -  Not applicable.

      8            -  Custody Agreement with Investors Bank & Trust Company on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment
                      No. 14, filed June 30, 1997.

      9(a)         -  Transfer Agency and Service Agreement with Investors Bank
                      & Trust Company on behalf of the Funds, dated February
                      27, 1998, incorporated by reference to Post-Effective
                      Amendment No. 16, filed July 2, 1998.

      9(b)         -  Shareholder Servicing Plan and Form of Shareholder
                      Servicing Agreement for the Growth, Growth Stock, Short-
                      Intermediate Term, Asset Allocation, U.S. Treasury
                      Allocation, Bond Index, S&P 500 Stock and Money Market
                      Funds, dated February 1, 1994, as amended October 29,
                      1998, filed herewith.

      9(b)(i)      -  Shareholder Servicing Plan and Form of Shareholder
                      Servicing Agreement for the LifePath 2000, LifePath
                      2010, LifePath 2020, LifePath 2030 and LifePath 2040
                      Funds, dated March 15, 1996, as amended October 28,
                      1998, filed herewith.

      9(c)(i)      -  Co-Administration Agreement with Stephens Inc. and
                      Barclays Global Investors, N.A. on behalf of the Funds, dated October 21, 1996, as amended on June 11, 1998, filed September 1, 1998.

      9(c)(ii)     -  Sub-Administration Agreement by and among Barclays
                      Global Investors, N.A. and Investors Bank & Trust
                      Company on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment
                      No. 14, filed June 30, 1997 (previously listed as exhibit 5(b)(ii)).

      9(d)         -  Service Agreement with Merrill Lynch, Pierce, Fenner &
                      Smith Incorporated on behalf of the Funds, dated
                      December 31, 1997, incorporated by reference to Post-
                      Effective Amendment No. 16, filed July 2, 1998.

      9(e)         -  Financial Services Agreement with Merrill Lynch, Pierce,
                      Fenner & Smith Incorporated on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.

      10           -  Opinion and Consent of Counsel, filed herewith.

      11           -  Consent of Independent Auditors - to be filed.

      12           -  Not applicable

      13           -  Not applicable

      14           -  Not applicable

    Exhibit
    Number          Description
    ------          -----------

    15(a)        -  Distribution Plan dated October 28, 1998, on behalf of the
                    Asset Allocation, LifePath 2000, LifePath 2010, LifePath
                    2020, LifePath 2030 and LifePath 2040 Funds, filed herewith.

    15(b)        -  Amended and Restated Distribution Agreement on behalf of the Funds, dated February 16, 1996, filed herewith.

    16           -  Not applicable

    17           -  See Exhibit 27

    18           -  Rule 18f-3 Multi-Class Plan, filed herewith.

    19           -  Powers of Attorney for Jack S. Euphrat, R. Greg Feltus,
                    Thomas S. Goho, Zoe Ann Hines, W. Rodney Hughes, Robert M.
                    Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.

    27           -  Financial Data Schedules for the fiscal period ended
                    February 28, 1998, incorporated by reference to the Form N-
                    SAR filed on April 28, 1998.


Item 25. Persons Controlled by or under
         Common Control with Registrant
         ------------------------------

         As of [NOVEMBER 1, 1998], each Fund owned the following percentages of the outstanding beneficial interests of the corresponding Master Portfolios of MIP or MSIT. As such, each Fund could be considered a controlling person of the corresponding Master Portfolio for purposes of the 1940 Act. [TO BE UPDATED]

                                                                                              Percentage
                                        Corresponding                                        of beneficial
Fund                                    Master Portfolio                                     interests held
--------------------------------------  --------------------------------------------------  -------------------
LifePath 2000 Fund                      LifePath 2000 Master Portfolio (MIP)                             45.83%
LifePath 2010 Fund                      LifePath 2010 Master Portfolio (MIP)                             54.91%
LifePath 2020 Fund                      LifePath 2020 Master Portfolio (MIP)                             44.98%
LifePath 2030 Fund                      LifePath 2030 Master Portfolio (MIP)                             41.29%
LifePath 2040 Fund                      LifePath 2040 Master Portfolio (MIP)                             32.18%
Asset Allocation Fund                   Asset Allocation Master Portfolio (MIP)                          99.99%

Item 26. Number of Holders of Securities.
         --------------------------------

         As of [NOVEMBER 1, 1998], the number of record holders of each class of securities of the Registrant for the following funds were as follows: [TO BE UPDATED]


                                                                Number of
Title of Class                                                Record Holders
---------------------------------------------------------  --------------------
Asset Allocation Fund                                               13
LifePath 2000 Fund                                                  10
LifePath 2010 Fund                                                  10
LifePath 2020 Fund                                                  10
LifePath 2030 Fund                                                  10
LifePath 2040 Fund                                                   9


Item 27. Indemnification.
         ---------------

         The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

              (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and
      (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

              (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28. Business and Other Connections
         of Investment Adviser.
         ----------------------

        The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolios to the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and Asset Allocation Funds are advised by Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company).

        BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities, including acting as investment adviser and/or sub-adviser to certain open-end management investment companies and various other institutional investors.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and Position                Principal Business(es) During at
at BGFA                          Least the Last Two Fiscal Years
-------------------------------  ----------------------------------------------------
Frederick L.A. Grauer            Director of BGFA and Co-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                    Director of BGFA and C-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                 Chairman of the Board of Directors of BGFA
Chairman and Director            and Chief Executive Officer of BGI
                                 45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher                Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer          45 Fremont Street, San Francisco, CA 94105
                                 Managing Director and Principal Accounting Officer at
                                 Bankers Trust Company from 1988 - 1997
                                 505 Market Street, San Francisco, CA  94105

        Prior to January 1, 1996, WFNIA served as sub-adviser to the Asset Allocation, Fund, and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Funds" in the Prospectuses and "Management" in the Statements of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, SEC File No. 801-36479, incorporated herein by reference.


Item 29. Principal Underwriters.
         ----------------------

         (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for MasterWorks Funds Inc., Stagecoach Funds, Inc., Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Life & Annuity Trust, Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (SEC File No. 501-15510).

         (c)  Not applicable.


Item 30. Location of Accounts and Records.
         --------------------------------

         (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

         (b) BGFA and BGI maintain all Records relating to their services as adviser and co-administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

         (c) Stephens maintains all Records relating to its services as sponsor, co- administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

         (d) IBT maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, Boston, Massachusetts 02111.


Item 31. Management Services.
         -------------------

         Other than as set forth under the caption "Management of the Fund(s)" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 32. Undertakings.
         ------------

         (a)  Not Applicable

         (b)  Not Applicable

         (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

         (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a)(1) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 19th day of November, 1998.

                                MASTERWORKS FUNDS INC.


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------
                                  Richard H. Blank, Jr.
                                  Secretary and Treasurer
                                  (Principal Financial Officer)

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

           Signature             Title
------------------------------  --------

            *                   Director, Chairman and President  11/19/98
------------------------------  (Principal Executive Officer)
   (R. Greg Feltus)

   /s/ Richard H. Blank, Jr.    Secretary and Treasurer           11/19/98
------------------------------  (Principal Financial Officer)
   (Richard H. Blank, Jr.)

            *                   Director                          11/19/98
------------------------------
   (Jack S. Euphrat)

            *                   Director                          11/19/98
------------------------------
   (Thomas S. Goho)

            *                   Director                          11/19/98
------------------------------
   (W. Rodney Hughes)

            *                   Director                          11/19/98
------------------------------
   (J. Tucker Morse)

*By:  /s/ Richard H. Blank, Jr.
      -------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     November 19, 1998

                                   SIGNATURES

      Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 19th day of November, 1998.

                                MASTER INVESTMENT PORTFOLIO


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------
                                (Richard H. Blank, Jr.)
                                Secretary and Treasurer
                                (Principal Financial Officer)



           Signature             Title
------------------------------  --------

            *                   Trustee, Chairman and President
------------------------------  (Principal Executive Officer)
   (R. Greg Feltus)

   /s/ Richard H. Blank, Jr.    Secretary and Treasurer
------------------------------  (Principal Financial Officer)
   (Richard H. Blank, Jr.)

            *                   Trustee
------------------------------
   (Jack S. Euphrat)

            *                   Trustee
------------------------------
   (Thomas S. Goho)

            *                   Trustee
------------------------------
   (W. Rodney Hughes)

            *                   Trustee
------------------------------
   (J. Tucker Morse)

*By:  /s/ Richard H. Blank, Jr.
      -------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     November 19, 1998

                            MASTERWORKS FUNDS INC.
                       SEC FILE NOS. 33-54126; 811-7332

                                 EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
EX-99.B9(b)        *  Shareholder Servicing Plan and Form of Shareholder
                      Servicing Agreement--Asset Allocation Fund

EX-99.B9(c)        *  Shareholder Servicing Plan and Form of Shareholder
                      Servicing Agreement--LifePath Funds

EX-99.B10          *  Opinion and Consent of Counsel--Morrison & Foerster LLP

EX-99.B11          *  Consent of Independent Auditors--KPMG Peat Marwick LLP
                      (to be filed before the Effectiveness Date)

EX-99.B15(a)       *  Distribution Plan

EX-99.B18          *  Rule 18f-3 Multi-Class Plan